UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.            )

Filed by the Registrant
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Filed by a Party other than the Registrant
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Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under Rule14a-12

CHECKPOINT THERAPEUTICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

CHECKPOINT THERAPEUTICS, INC.
95 Sawyer Road, Suite 110
Waltham, MA 02453
Dear Stockholder:
You are cordially invited to the Annual Meeting of Stockholders (the “Annual Meeting”) of Checkpoint Therapeutics, Inc. (“Checkpoint” or the “Company”), to be held virtually at 10:00 a.m. Eastern Time, on Monday, June 12, 2023. The meeting can be accessed by visiting www.virtualshareholdermeeting.com/CKPT2023, where you will be able to listen to the meeting live, submit questions and vote online. At the meeting, the stockholders will be asked to (i) elect seven directors for a term of one year, (ii) ratify the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2023, (iii) approve an amendment to our Amended and Restated Certificate of Incorporation, as amended, to increase our authorized shares of common stock by 30,000,000 shares from 50,000,000 to 80,000,000, and (iv) approve an amendment to our Amended and Restated 2015 Incentive Plan, as amended, to increase the shares of common stock available for issuance thereunder by 3,000,000 shares from 3,000,000 to 6,000,000.
In accordance with the rules and regulations of the Securities and Exchange Commission, we are furnishing our proxy statement and annual report to stockholders for the year ended December 31, 2022 on the internet. You may have already received our “Important Notice Regarding the Availability of Proxy Materials,” which was mailed on or about May 1, 2023. That notice described how you can obtain our proxy statement and annual report. You can also receive paper copies of our proxy statement and annual report upon request.
It is important that your stock be represented at the meeting regardless of the number of shares you hold. You are encouraged to specify your voting preferences by marking our proxy card and returning it as directed. You may also vote during the Annual Meeting by following the instructions available on the meeting website.
If you have any questions about the proxy statement or the accompanying 2022 Annual Report, please contact Garrett Gray, our Chief Financial Officer at (781) 652-4500.
We look forward to seeing you at the Annual Meeting.
Sincerely,
James F. Oliviero
President, Chief Executive Officer and Director
May 1, 2023
Waltham, MA

CHECKPOINT THERAPEUTICS, INC.
95 Sawyer Road, Suite 110
Waltham, MA 02453
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
The Annual Meeting of Stockholders of Checkpoint Therapeutics, Inc. will be held virtually on Monday, June 12, 2023 at 10:00 a.m., Eastern Time. At the meeting, stockholders will consider and act on the following items:
1.
Elect seven directors for a term of one year;

2.
Ratify the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2023;

3.
Approve an amendment to our Amended and Restated Certificate of Incorporation, as amended, to increase our authorized shares of common stock by 30,000,000 shares from 50,000,000 to 80,000,000;

4.
Approve an amendment to our Amended and Restated 2015 Incentive Plan, as amended, to increase the shares of common stock available for issuance thereunder by 3,000,000 shares from 3,000,000 to 6,000,000; and

5.
Transact any other business that may properly come before the Annual Meeting or any adjournment of the Annual Meeting.

Only those stockholders of record as of the close of business on April 17, 2023 are entitled to vote at the Annual Meeting or any postponements or adjournments thereof. A complete list of stockholders entitled to vote at the Annual Meeting will be available for your inspection beginning June 1, 2023, at our offices located at 95 Sawyer Road, Suite 110, Waltham, MA 02453, between the hours of 10:00 a.m. and 5:00 p.m., Eastern Time, each business day. If we determine that a physical in-person inspection is not practicable, such list of stockholders may be made available electronically, upon request. A complete list of stockholders entitled to vote at the Annual Meeting will be available for review during the Annual Meeting by following the instructions posted at www.virtualshareholdermeeting.com/CKPT2023 and entering your 16-digit control number included with the Notice of Internet Availability or proxy card.
YOUR VOTE IS IMPORTANT!
Instructions on how to vote your shares via the Internet are contained on the “Important Notice Regarding the Availability of Proxy Materials,” which was mailed on or about May 1, 2023. Instructions on how to obtain a paper copy of our proxy statement and annual report to stockholders for the year ended December 31, 2022 are listed on the “Important Notice Regarding the Availability of Proxy Materials.” These materials can also be viewed online by following the instructions listed on the “Important Notice Regarding the Availability of Proxy Materials.”
If you choose to receive a paper copy of our proxy statement and annual report, you may vote your shares by completing and returning the proxy card that will be enclosed.
Submitting your proxy does not affect your right to vote during the meeting if you decide to virtually attend the Annual Meeting. You are urged to submit your proxy as soon as possible, regardless of whether or not you expect to attend the Annual Meeting. You may revoke your proxy at any time before it is voted at the Annual Meeting by (i) delivering written notice to our Corporate Secretary, Garrett Gray, at our address above, (ii) submitting a later dated proxy card, (iii) voting again via the Internet as described in the “Important Notice Regarding the Availability of Proxy Materials,” or (iv) attending the Annual Meeting and voting in person. No revocation under (i) or (ii) will be effective unless written notice or the proxy card is received by our Corporate Secretary at or before the Annual Meeting.

When you submit your proxy, you authorize James F. Oliviero and Garrett Gray to vote your shares at the Annual Meeting and on any adjournments of the Annual Meeting in accordance with your instructions.
By Order of the Board of Directors,
Garrett Gray
Corporate Secretary
May 1, 2023
Waltham, MA

CHECKPOINT THERAPEUTICS, INC.
95 Sawyer Road, Suite 110
Waltham, MA 02453
Phone: (781) 652-4500
Fax: (646) 619-4950
PROXY STATEMENT
This proxy statement is being made available via internet access, beginning on or about May 1, 2023, to the owners of shares of common stock of Checkpoint Therapeutics, Inc. (the “Company,” “our,” “we,” or “Checkpoint”) as of April 17, 2023, in connection with the solicitation of proxies by our Board of Directors (our “Board”) for our 2023 Annual Meeting of Stockholders (the “Annual Meeting”). On or about May 1, 2023, we sent an “Important Notice Regarding the Availability of Proxy Materials” to our stockholders. If you received this notice by mail, you will not automatically receive by mail our proxy statement and annual report to stockholders for the year ended December 31, 2022. If you would like to receive a printed copy of our proxy statement, annual report and proxy card, please follow the instructions for requesting such materials in the notice. Upon request, we will promptly mail you paper copies of such materials free of charge.
The Annual Meeting will occur virtually on Monday, June 12, 2023, at 10:00 a.m. Eastern Time. Our Board of Directors encourages you to read this document thoroughly and take this opportunity to vote, via proxy, on the matters to be decided at the Annual Meeting. As discussed below, you may revoke your proxy at any time before your shares are voted at the Annual Meeting.

i

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QUESTIONS AND ANSWERS
Q.
Why did I receive an “Important Notice Regarding the Availability of Proxy Materials”?

A.
In accordance with Securities and Exchange Commission (“SEC”) rules, instead of mailing a printed copy of our proxy materials, we may send an “Important Notice Regarding the Availability of Proxy Materials” to stockholders. All stockholders will have the ability to access the proxy materials on a website referred to in the notice or to request a printed set of these materials at no charge. You will not receive a printed copy of the proxy materials unless you specifically request one from us. Instead, the notice instructs you as to how you may access and review all of the important information contained in the proxy materials via the Internet and submit your vote via the internet.

Q.
What is the purpose of the Annual Meeting?

A.
At the Annual Meeting, our stockholders will act upon the matters outlined in the Notice of Annual Meeting of Stockholders accompanying this proxy statement, including (i) electing seven directors for a term of one year, (ii) ratifying the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2023, (iii) approving an amendment to our Amended and Restated Certificate of Incorporation, as amended, to increase our authorized shares of common stock by 30,000,000 shares from 50,000,000 to 80,000,000, (iv) approving an amendment to our Amended and Restated 2015 Incentive Plan, as amended, to increase the shares of common stock available for issuance thereunder by 3,000,000 shares from 3,000,000 to 6,000,000; and (v) transacting any other business that may properly come before the 2023 Annual Meeting or any adjournment thereof.

Q.
Who is entitled to vote at our Annual Meeting?

A.
The record holders of our common stock at the close of business on the record date, April 17, 2023, may vote at the Annual Meeting. Each share of common stock is entitled to one vote. There were 14,947,920 shares of common stock and 700,000 shares of Class A common stock outstanding on the record date and entitled to vote at the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting, including the address of and number of shares held by each stockholder of record, will be available for your inspection beginning June 1, 2023, at our offices located at 95 Sawyer Road, Suite 110, Waltham, MA 02453, between the hours of 10:00 a.m. and 5:00 p.m. Eastern Time, each business day, however, if we determine that a physical in-person inspection is not practicable, such list of stockholders may be made available electronically, upon request.

Q.
How do I vote?

A.
You may vote during the Annual Meeting by following the instructions posted at www.virtualshareholdermeeting.com/CKPT2023 and entering your 16-digit control number included with the Notice of Internet Availability or proxy card, by use of a proxy card if you receive a printed copy of our proxy materials, via internet as directed in our “Important Notice Regarding the Availability of Proxy Materials,” or by telephone as indicated in the proxy card.

Q.
What if I have technical difficulties or trouble accessing the virtual Annual Meeting?

A.
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual Annual Meeting. If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please call the technical support number located on the meeting page. Technical support will be available starting at 9:45 a.m. Eastern Time, on June 12, 2023.

Q.
What is a proxy?

A.
A proxy is a person you appoint to vote your shares on your behalf. If you are unable to attend the Annual Meeting, our Board of Directors is seeking your appointment of a proxy so that your shares may be voted. If you vote by proxy, you will be designating James F. Oliviero, our President and Chief Executive Officer, and Garrett Gray, our Chief Financial Officer, as your proxies. Mr. Oliviero and/or Mr. Gray may act on your behalf and have the authority to appoint a substitute to act as your proxy.

Q.
How will my shares be voted if I vote by proxy?

A.
Your proxy will be voted according to the instructions you provide. If you complete and submit your proxy but do not otherwise provide instructions on how to vote your shares, your shares will be voted (i) “FOR” the individuals nominated to serve as members of our Board of Directors, (ii) “FOR” the ratification of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2023, (iii) “FOR” the approval of an amendment to our Amended and Restated Certificate of Incorporation, as amended, to increase our authorized shares of common stock by 30,000,000 shares from 50,000,000 to 80,000,000, and (iv) “FOR” the approval of an amendment to our Amended and Restated 2015 Incentive Plan, as amended, to increase the shares of common stock available for issuance thereunder by 3,000,000 shares from 3,000,000 to 6,000,000. Presently, our Board does not know of any other matter that may come before the Annual Meeting. However, your proxies are authorized to vote on your behalf, using their discretion, on any other business that properly comes before the Annual Meeting.

Q.
How do I revoke my proxy?

A.
You may revoke your proxy at any time before your shares are voted at the Annual Meeting by:

•
delivering written notice to our Corporate Secretary, Garrett Gray, at our address above;

•
submitting a later dated proxy card or voting again via the Internet as described in the “Important Notice Regarding the Availability of Proxy Materials;” or

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attending the Annual Meeting and voting in person.

Q.
Is my vote confidential?

A.
Yes. All votes remain confidential.

Q.
How are votes counted?

A.
Before the Annual Meeting, our Board of Directors will appoint one or more inspectors of election for the Annual Meeting. The inspector(s) will determine the number of shares represented at the meeting, the existence of a quorum and the validity and effect of proxies. The inspector(s) will also receive, count, and tabulate ballots and votes and determine the results of the voting on each matter that comes before the Annual Meeting.

Abstentions and votes withheld, and shares represented by proxies reflecting abstentions or votes withheld, will be treated as present for purposes of determining the existence of a quorum at the Annual Meeting. They will not be considered as votes “for” or “against” any matter for which the stockholder has indicated their intention to abstain or withhold their vote, except for abstentions under Proposal Two, which will have the same effect as a vote against. Broker or nominee non-votes, which occur when shares held in “street name” by brokers or nominees who indicate that they do not have discretionary authority to vote on a particular matter, will not be considered as votes “for” or “against” that particular matter. Broker and nominee non-votes will be treated as present for purposes of determining the existence of a quorum and may be entitled to vote on certain matters at the Annual Meeting.
Q.
What constitutes a quorum at the Annual Meeting?

A.
In accordance with Delaware law (the law under which we are incorporated) and our Bylaws, the presence at the Annual Meeting, by proxy or in person, of the holders of a majority of the outstanding shares of the capital stock entitled to vote at the Annual Meeting constitutes a quorum, thereby permitting the stockholders to conduct business at the Annual Meeting. Abstentions, votes withheld, and broker or nominee non-votes will be included in the calculation of the number of shares considered present at the Annual Meeting for purposes of determining the existence of a quorum.

If a quorum is not present at the Annual Meeting, a majority of the stockholders present in person and by proxy may adjourn the meeting to another date. If an adjournment is for more than 30 days or a new record date is fixed for the adjourned meeting by our Board, we will provide notice of the adjourned meeting to each stockholder of record entitled to vote at the adjourned meeting. At any adjourned meeting at which a quorum is present, any business may be transacted that might have been transacted at the originally called meeting.
Q.
What vote is required to elect our directors for a one-year term?

A.
The affirmative vote of a plurality of the votes of the shares present, in person or by proxy, at the Annual Meeting is required for the election of each of the nominees for director. “Plurality” means that the nominees receiving the largest number of votes up to the number of directors to be elected at the Annual Meeting will be duly elected as directors. Abstentions, votes withheld, and broker or nominee non-votes will not affect the outcome of director elections.

Q.
What vote is required to ratify KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2023?

A.
The affirmative vote of a majority of the shares present, in person or by proxy, and entitled to vote at the Annual Meeting is required to approve the ratification of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2023. Abstentions will have the same effect as a negative vote.

Q.
What vote is required to approve an amendment to our Amended and Restated Certificate of Incorporation?

A.
The affirmative vote of a majority of our common stock outstanding and entitled to vote at the Annual Meeting is required to approve an amendment to our Amended and Restated Certificate of Incorporation, as amended. The effect of an abstention or a broker or nominee non-vote is the same as that of a vote against the proposal.

Q.
What vote is required to approve an amendment to our Amended and Restated 2015 Incentive Plan, as amended?

A.
The affirmative vote of a majority of the shares present, in person or by proxy, and entitled to vote at the Annual Meeting is required to approve an amendment to our Amended and Restated 2015 Incentive Plan, as amended. Abstentions will have the same effect as a negative vote. However, broker or nominee non-votes, and shares represented by proxies reflecting broker or nominee non-votes, will not have the effect of a vote against this proposal as they are not considered to be present and entitled to vote on this matter.

Q.
What percentage of our outstanding common stock do our directors, executive officers, and 5% beneficial owners own?

A.
As of April 17, 2023, our directors, executive officers, and 5% beneficial owners owned, or have the right to acquire, approximately 21.6% of our outstanding common stock and 100% of our Class A common stock. See the discussion under the heading “Stock Ownership of Our Directors, Executive Officers, and 5% Beneficial Owners” on page 22 for more details.

Q.
Who was our independent public accountant for the year ended December 31, 2022? Will they be represented at the Annual Meeting?

A.
KPMG LLP is the independent registered public accounting firm that audited our financial statements for the year ended December 31, 2022. We expect a representative of KPMG LLP to be present at the Annual Meeting. The representative will have an opportunity to make a statement and will be available to answer your questions.

Q.
How can I obtain a copy of our annual report on Form 10-K?

A.
We have filed our annual report on Form 10-K for the year ended December 31, 2022, with the SEC. The annual report on Form 10-K is also included in the 2022 Annual Report to Stockholders. You may obtain, free of charge, a copy of our annual report on Form 10-K, including financial statements, by writing to our Corporate Secretary, Garrett Gray, or by email at info@checkpointtx.com. Upon request, we will also furnish any exhibits to the annual report on Form 10-K as filed with the SEC.

CORPORATE GOVERNANCE
Our Board of Directors
Our Bylaws provide that our Board shall consist of between one and nine directors, and such number of directors within this range may be determined from time to time by resolution of our board of directors or our stockholders. Currently, we have seven directors. The following individuals are being nominated to serve on our Board (See “Proposal 1 — Election of Directors; Nominees”):
Name	Age	Position	Director Since
Michael S. Weiss	57	Chairman of the Board of Directors	2015
Christian Béchon	63	Director	2018
Scott Boilen	56	Director	2016
Neil Herskowitz	66	Director	2015
James F. Oliviero, III	47	Chief Executive Officer, President, and Director	2018
Lindsay A. Rosenwald, M.D.	68	Director	2014
Barry Salzman	61	Director	2016
The Board does not have a formal policy regarding the separation of the roles of Chief Executive Officer and Chairman, as the Board believes that it is in the best interests of the Company to make that determination based on the direction of the Company and the current membership of the Board. The Board has determined that at present having a director who is an executive officer serve as the Chairman is not in the best interest of the Company’s stockholders at this time.
Checkpoint has a risk management program overseen by James Oliviero, our President and Chief Executive Officer, and the Board. Mr. Oliviero and management identify material risks and prioritize them for our Board. Our Board regularly reviews information regarding our credit, liquidity, operations, and compliance as well as the risks associated with each.
The following biographies set forth the names of our directors and director nominees, the year in which they first became directors, their positions with us, their principal occupations and employers for at least the past five years, any other directorships held by them during the past five years in companies that are subject to the reporting requirements of the Securities Exchange Act of 1934 (the “Exchange Act”), or any company registered as an investment company under the Investment Company Act of 1940, as well as additional information, all of which we believe sets forth each director nominee’s qualifications to serve on the Board. There is no family relationship between and among any of our executive officers or directors. There are no arrangements or understandings between any of our executive officers or directors and any other person pursuant to which any of them are elected as an officer or director, except as disclosed below.
Checkpoint adheres to the corporate governance standards adopted by The Nasdaq Stock Market (“Nasdaq”). Nasdaq rules require our Board to make an affirmative determination as to the independence of each director. Consistent with these rules, our Board undertook its annual review of director independence on March 22, 2023. During the review, our Board considered relationships and transactions during 2022 and since inception between each director or any member of his immediate family, on the one hand, and the Company and our subsidiaries and affiliates, on the other hand. The purpose of this review was to determine whether any such relationships or transactions were inconsistent with a determination that the director is independent. Based on this review, our Board determined that Christian Béchon, Scott Boilen, Neil Herskowitz, and Barry Salzman are independent under the criteria established by Nasdaq and our Board.
Michael S. Weiss — Chairman of the Board of Directors
Mr. Weiss has served as Chairman of our Board of Directors since March 2015. Effective January 1, 2017, the services of Mr. Weiss as Chairman are provided under an Advisory Agreement (the “Advisory Agreement”) with Caribe BioAdvisors, LLC (see below). He also served as Interim Chief Executive Officer and President from August 2015 until October 2015 and Executive Chairman from March 2015 to December 2016. Mr. Weiss also serves as a director and Executive Vice Chairman, Strategic Development of

Fortress Biotech, Inc., as Chairman of the Board of Directors and Executive Chairman of Mustang Bio, Inc., and as Chairman, President and Chief Executive Officer of TG Therapeutics, Inc., a company he founded in 2011. Mr. Weiss was also a board member of Avenue Therapeutics, Inc. from March 2015 to February 2018 and the Chairman of the Board of National Holding Corporation from September 2016 to June 2018. From 2002 to 2009, Mr. Weiss was the Chairman and Chief Executive Officer of Keryx Biopharmaceuticals, Inc., where he helped the company acquire and develop its lead drug, Auryxia®, as well as executed a strategic alliance for Auryxia with Japan Tobacco, Inc. and Torii Pharmaceutical Co., Ltd. worth more than $100 million. Mr. Weiss began his professional career as a lawyer with Cravath, Swaine & Moore LLP. He earned his J.D. from Columbia Law School and his B.S. in Finance from The University at Albany. Based on Mr. Weiss’s biotechnology and pharmaceutical industry experience, as well as his extensive management experience, the Board of Directors believes that Mr. Weiss has the appropriate set of skills to serve as a member of the Board.
Effective January 1, 2017, the Board of Directors of the Company approved and authorized the execution of an Advisory Agreement with Caribe BioAdvisors, LLC (the “Advisor”), which is owned by Michael S. Weiss, to provide the Board with the advisory services of Mr. Weiss as Chairman of the Board. Pursuant to the Advisory Agreement, the Advisor is paid an annual cash fee of $60,000, in addition to any and all annual equity incentive grants paid to members of the Board.
Christian Béchon
Mr. Béchon joined our Board of Directors in October 2018. He is currently Chairman and Chief Executive Officer of ChB Consultants, a privately held life science consultancy company. From 2006 to 2017, Mr. Béchon was Chairman and Chief Executive Officer of LFB S.A., a French biopharmaceutical company with more than €500M in annual revenue. Previously, he was Senior Advisor for the Boston Consulting Group in 2005 and 2006. Earlier in his career, he held various positions in the French government, including Chief of Staff to the Minister for Public Health and Health Insurance. From 2000 to 2004, he was Deputy Chief of Staff to the Minister of the Economy, Finance and Industry. He is a graduate of the Ecole Centrale des Arts et Manufactures engineering school, Institut d’Etudes Politiques de Paris and Ecole Nationale d’Administration. Mr. Béchon is a member of Quantum Genomics’ (ALQGC) Board of Directors and has been a Board member of private companies in the USA, Mexico and Europe. He has received numerous awards and medals, including the Knight of the French Legion of Honor and the French National Order of Merit. Based on Mr. Béchon’s biotechnology and pharmaceutical industry experience, as well as his extensive management experience, the Board of Directors believes that Mr. Béchon has the appropriate set of skills to serve as a member of the Board.
Scott Boilen
Mr. Boilen joined our Board of Directors in April 2016. Mr. Boilen has served as the Chief Executive Officer of Allstar Products Group since 1999. He also served on the Board of Directors for the Electronic Retailing Association from 2010 to 2012 and the Board of Directors for the Food Bank for Westchester (New York) since 2009. Mr. Boilen holds a degree in Business Administration from the State University of New York at Albany and a Master’s Degree in Business Administration from Fordham University. Based on Mr. Boilen’s extensive management experience and in-depth understanding of the Company’s business, the Board of Directors believes that Mr. Boilen has the appropriate set of skills to serve as a member of the Board in light of the Company’s business and structure.
Neil Herskowitz
Mr. Herskowitz joined our Board of Directors in August 2015 and has served as the Chairman of our Audit Committee since September 2016. Mr. Herskowitz has served as the managing member of the ReGen Group of companies, located in New York, since 1998, which include ReGen Capital Investments LLC and Riverside Claims Investments LLC. He has also served as the President of its affiliate, Riverside Claims LLC, since June 2004. Mr. Herskowitz received a B.B.A. in Finance from Bernard M. Baruch College in 1978. Based on Mr. Herskowitz’s financial industry experience and in-depth understanding of our business, the Board of Directors believes that Mr. Herskowitz has the appropriate set of skills to serve as a member of the Board.

James F. Oliviero, III
Mr. Oliviero joined our Board of Directors in October 2018 and has served as our Chief Executive Officer and President since October 2015. Mr. Oliviero has nearly twenty-five years of operational experience in the biotechnology industry. From May 2003 to September 2015, Mr. Oliviero served in a variety of leadership capacities at Keryx Biopharmaceuticals, Inc., a publicly traded biotechnology company, most recently as its Chief Financial Officer since April 2009, where he was instrumental in the growth of the company to a market capitalization over $1 billion. During his tenure at Keryx, Mr. Oliviero oversaw all finance, accounting, investor relations, corporate governance, business development and legal matters, as well as a leading member of the design of several clinical studies and the regulatory oversight of Keryx’s new drug application for Auryxia®, which successfully obtained FDA marketing approval in 2014 and also gained EMA marketing approval. Also while at Keryx, Mr. Oliviero completed over $500 million in various public financings for the company. Prior to Keryx, from August 1999 to May 2003, Mr. Oliviero was Director of Finance for ACCESS Oncology, Inc., a privately held biotechnology company. Mr. Oliviero began his professional career as an investment banker at Furman Selz LLC in New York City. Since July 2021, Mr. Oliviero has also served on the Board of Directors for Nuvectis Pharma, Inc. Mr. Oliviero is a CFA charterholder and holds a B.B.A. in Finance with Highest Distinction from Emory University’s Goizueta Business School. Based on Mr. Oliviero’s biotechnology and pharmaceutical industry experience, as well as his extensive management experience, the Board of Directors believes that Mr. Oliviero has the appropriate set of skills to serve as a member of the Board.
Lindsay A. Rosenwald, M.D.
Dr. Rosenwald has served as a member of our Board of Directors since inception. From November 2014 to August 2015, he also was our Chief Executive Officer and President. Dr. Rosenwald also serves as Chairman, President and Chief Executive Officer of Fortress Biotech, Inc., as a director of Mustang Bio, Inc., and as Chairman of the Board of Directors of Avenue Therapeutics, Inc. Prior to that, from 1991 to 2008, he served as the Chairman of Paramount BioCapital, Inc. Over the last 23 years, Dr. Rosenwald has acted as a biotechnology entrepreneur and has been involved in the founding and recapitalization of numerous public and private biotechnology and life sciences companies. Dr. Rosenwald received his B.S. in finance from Pennsylvania State University and his M.D. from Temple University School of Medicine. Based on Dr. Rosenwald’s biotechnology and pharmaceutical industry experience and in-depth understanding of our business, the Board of Directors believes that Dr. Rosenwald has the appropriate set of skills to serve as a member of the Board.
Barry Salzman
Mr. Salzman joined our Board of Directors in January 2016. Mr. Salzman is currently a Managing Director for Compass Partners LLC, a merchant banking and financial advisory firm that specializes in middle market companies and corporate restructuring. Mr. Salzman joined Compass Partners LLC in July 2007, the same time at which he became a Board Member and Principal owner of BP Gamma Medical Supply Company, which he sold in 2021. Prior to July 2007, Mr. Salzman served as Board Chairman, President and Principal owner of Becker-Parkin Dental Supply Company. After 20 years at Becker-Parkin, Mr. Salzman sold the company to Henry Schein Inc. (NASDAQ: HSIC). Five months after selling Becker-Parkin, Mr. Salzman served as President of Surgery Works, LLC, formed by Compass Partners LLC to provide financial management services for Ambulatory Surgery Centers until the centers sold a controlling interest to Amsurg (NASDAQ: AMSG). Mr. Salzman has maintained a Board seat at both Surgery Works, LLC centers and continues to work in a consulting and advisory role to Amsurg. In 2014, Mr. Salzman founded and became President of Practice Management Works LLC and also accepted a board seat at Vivex Corporation, a private research driven Biomedical Company. Since January 2022, Mr. Salzman has also served as Co-President of Vivex Corporation. Mr. Salzman is a 1987 graduate of Brooklyn Law School and is a member in good standing of the New York Bar Association. Based on Mr. Salzman’s financial industry experience and in-depth understanding of our business, as well as his extensive management experience, the Board of Directors believes that Mr. Salzman has the appropriate set of skills to serve as a member of the Board.
Meetings of our Board of Directors
The Board held six meetings and took six actions by unanimous written consent during the fiscal year ended December 31, 2022. During 2022, each incumbent director standing for election attended at least 75%

of the meetings of the Board of Directors and the meetings of those committees on which each incumbent director served, in each case during the period that such person was a director. The permanent committees established by our Board of Directors are the Audit Committee and the Compensation Committee, descriptions of which are set forth in more detail below. Our directors are expected to attend each Annual Meeting of Stockholders, and it is our expectation that all of the directors standing for election will attend this year’s Annual Meeting. Last year, all of our directors attended the virtual 2022 Annual Meeting of Stockholders.
Board Selection and Diversity
On August 6, 2021, the SEC approved amendments to the Listing Rules of NASDAQ related to board diversity. New Listing Rule 5605(f) (the “Diverse Board Representation Rule”) will require each NASDAQ-listed company, subject to certain exceptions, (1) to have at least one director who self-identifies as female, and (2) to have at least one director who self-identifies as Black or African American, Hispanic or Latinx, Asian, Native American or Alaska Native, Native Hawaiian or Pacific Islander, two or more races or ethnicities, or as LGBTQ+, or (3) to explain why the company does not have at least two directors on its board who self-identify in the categories listed above. In addition, new Listing Rule 5606 (the “Board Diversity Disclosure Rule”) requires each NASDAQ-listed company, subject to certain exceptions, to provide statistical information about the company’s current board of directors, in a uniform format, related to each director’s self-identified gender, race, and self-identification as LGBTQ+. We are not required to fully comply with the Diverse Board Representation Rule until 2025. We believe we will meet the requirements of that rule by the applicable compliance date.
The table below provides certain highlights of the composition of our Board members. Each of the categories listed in the table below has the meaning as it is used in Nasdaq Rule 5605(f).
Board Diversity Matrix (As of May 1, 2023)
Board Size:
Total Number of Directors			7
	Female	Male	Non-Binary	Did not Disclose Gender
Part I: Gender Identity
Directors	0	7	0	0
Part II: Demographic Background
African American or Black	0	0	0	0
Alaskan Native or Native American	0	0	0	0
Asian	0	0	0	0
Hispanic or Latinx	0	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	0	7	0	0
Two or More Races or Ethnicities	0	0	0	0
LGBTQ+	0
Did not Disclose Demographic Background	0
Communicating with the Board of Directors
Our Board has established a process by which stockholders can send communications to the Board. You may communicate with the Board as a group, or to specific directors, by writing to Garrett Gray, our Corporate Secretary, at our offices located at 95 Sawyer Road, Suite 110, Waltham, MA 02453. The Corporate Secretary will review all such correspondence and regularly forward to our Board a summary of all correspondence and copies of all correspondence that, in the opinion of the Corporate Secretary, deals with the functions of the Board or committees thereof or that he otherwise determines requires their attention. Directors may at any time review a log of all correspondence we receive that is addressed to members of our

Board and request copies of any such correspondence. Concerns relating to accounting, internal controls, or auditing matters may be communicated in this manner, or may be submitted on an anonymous basis via email at BOD@checkpointtx.com. These concerns will be immediately brought to the attention of our Audit Committee and handled in accordance with procedures established by our Audit Committee.
Audit Committee
The Audit Committee currently consists of Neil Herskowitz, Scott Boilen, and Barry Salzman.
The Audit Committee held four meetings and took one action by unanimous written consent during the fiscal year ended December 31, 2022. The duties and responsibilities of the Audit Committee are set forth in the Charter of the Audit Committee which was recently reviewed by our Audit Committee. Our Audit Committee determined that no revisions needed to be made to the charter at this time. A copy of the Charter of the Audit Committee is available on our website, located at www.checkpointtx.com. Among other matters, the duties and responsibilities of the Audit Committee include reviewing and monitoring our financial statements and internal accounting procedures, the selection of our independent registered public accounting firm and consulting with and reviewing the services provided by our independent registered public accounting firm. Our Audit Committee has sole discretion over the retention, compensation, evaluation and oversight of our independent registered public accounting firm.
The SEC and Nasdaq have established rules and regulations regarding the composition of audit committees and the qualifications of audit committee members. Our Board of Directors has examined the composition of our Audit Committee and the qualifications of our Audit Committee members in light of the current rules and regulations governing audit committees. Based upon this examination, our Board of Directors has determined that each member of our Audit Committee is independent and is otherwise qualified to be a member of our Audit Committee in accordance with the rules of the SEC and Nasdaq.
Additionally, the SEC requires that at least one member of the Audit Committee have a “heightened” level of financial and accounting sophistication. Such a person is known as the “audit committee financial expert” under the SEC’s rules. Our Board has determined that Mr. Herskowitz is an “audit committee financial expert,” as the SEC defines that term, and is an independent member of our Board of Directors and our Audit Committee. Please see Mr. Herskowitz’s biography on page 5 for a description of his relevant experience.
The report of the Audit Committee can be found on page 13 of this proxy statement.
Compensation Committee
The Compensation Committee did not hold any meetings and took two actions by unanimous written consent during the fiscal year ended December 31, 2022. The Compensation Committee currently consists of Neil Herskowitz, Scott Boilen, and Barry Salzman, with Mr. Salzman serving as chairman. The duties and responsibilities of the Compensation Committee are set forth in the Charter of the Compensation Committee. A copy of the Charter of the Compensation Committee is available on our website, located at www.checkpointtx.com. As discussed in its charter, among other things, the duties and responsibilities of the Compensation Committee include evaluating the performance of the Chief Executive Officer and our Chief Financial Officer, determining the overall compensation of the Chief Executive Officer and our Chief Financial Officer and administering all executive compensation programs, including, but not limited to, our incentive and equity-based plans. The Compensation Committee evaluates the performance of the Chief Executive Officer and our Chief Financial Officer on an annual basis and reviews and approves on an annual basis all compensation programs and awards relating to such officers. The Compensation Committee applies discretion in the determination of individual executive compensation packages to ensure compliance with the Company’s compensation philosophy. The Chief Executive Officer makes recommendations to the Compensation Committee with respect to the compensation packages for officers other than himself. The Compensation Committee may delegate its authority to grant awards to certain employees, and within specified parameters under the Company’s Amended and Restated 2015 Incentive Plan, as amended, to a special committee consisting of one or more directors who may but need not be officers of the Company. As of May 1, 2023, however, the Compensation Committee had not delegated any such authority. The Board may engage a compensation consultant to conduct a review of its executive compensation programs in 2023. The Committee did not engage a compensation consultant in 2022.

Nasdaq has established rules and regulations regarding the composition of compensation committees and the qualifications of compensation committee members. Our Board of Directors has examined the composition of our Compensation Committee and the qualifications of our Compensation Committee members in light of the current rules and regulations governing compensation committees. Based upon this examination, our Board of Directors has determined that each member of our Compensation Committee is independent and is otherwise qualified to be a member of our Compensation Committee in accordance with such rules.
Nominating Process
We do not currently have a nominating committee or any other committee serving a similar function. Director nominations are approved by a vote of a majority of our independent directors as required under the Nasdaq rules and regulations. Although we do not have a written charter in place to select director nominees, our Board of Directors has adopted resolutions regarding the director nomination process. We believe that the current process in place functions effectively to select director nominees who will be valuable members of our Board of Directors.
We identify potential nominees to serve as directors through a variety of business contacts, including current executive officers, directors, community leaders and stockholders. We may, to the extent they deem appropriate, retain a professional search firm and other advisors to identify potential nominees.
We will also consider candidates recommended by stockholders for nomination to our Board. A stockholder who wishes to recommend a candidate for nomination to our Board must submit such recommendation to our Corporate Secretary, Garrett Gray, at our offices located at 95 Sawyer Road, Suite 110, Waltham, MA 02453. Any recommendation must be received not less than 50 calendar days nor more than 90 calendar days before the anniversary date of the previous year’s annual meeting. All stockholder recommendations of candidates for nomination for election to our Board must be in writing and must set forth the following: (i) the candidate’s name, age, business address, and other contact information, (ii) the number of shares of common stock beneficially owned by the candidate, (iii) a complete description of the candidate’s qualifications, experience, background and affiliations, as would be required to be disclosed in the proxy statement pursuant to Schedule 14A under the Exchange Act, (iv) a sworn or certified statement by the candidate in which he or she consents to being named in the proxy statement as a nominee and to serve as director if elected, and (v) the name and address of the stockholder(s) of record making such a recommendation.
We believe that our Board as a whole should encompass a range of talent, skill, and expertise enabling it to provide sound guidance with respect to our operations and interests. Our independent directors evaluate all candidates to our Board by reviewing their biographical information and qualifications. If the independent directors determine that a candidate is qualified to serve on our Board, such candidate is interviewed by at least one of the independent directors and our Chief Executive Officer. Other members of the Board also have an opportunity to interview qualified candidates. The independent directors then determine, based on the background information and the information obtained in the interviews, whether to recommend to the Board that the candidate be nominated for approval by the stockholders to fill a directorship. With respect to an incumbent director whom the independent directors are considering as a potential nominee for re-election, the independent directors review and consider the incumbent director’s service during his or her term, including the number of meetings attended, level of participation, and overall contribution to the Board. The manner in which the independent directors evaluate a potential nominee will not differ based on whether the candidate is recommended by our directors or stockholders.
We consider the following qualifications, among others, when making a determination as to whether a person should be nominated to our Board: the independence of the director nominee; the nominee’s character and integrity; financial literacy; level of education and business experience, including experience relating to biopharmaceutical companies; whether the nominee has sufficient time to devote to our Board; and the nominee’s commitment to represent the long-term interests of our stockholders. We review candidates in the context of the current composition of the Board and the evolving needs of our business. We believe that each of the current members of our Board (who are also our director nominees) has the requisite business, biopharmaceutical, financial or managerial experience to serve as a member of the Board, as described above in their biographies under the heading “Our Board of Directors.” We also believe that each of the current members of our Board has other key attributes that are important to an effective board, including integrity, high ethical standards, sound judgment, analytical skills, and the commitment to devote significant time and energy to service on the Board and its committees.
We do not have a formal policy in place with regard to diversity in considering candidates for our Board, but the Board strives to include a range of talents, experience, skills, diversity and expertise so that, as a group, the Board will possess the appropriate talent, skills and expertise to oversee our business.
Code of Business Conduct and Ethics
We have adopted a Code of Ethics (“the Code”) which applies to all of our directors and employees, including our principal executive officer and principal financial officer. The Code includes guidelines dealing with the ethical handling of conflicts of interest, compliance with federal and state laws, financial reporting, and our proprietary information. The Code also contains procedures for dealing with and reporting violations of the Code. We have posted our Code of Ethics on our website, located at www.checkpointtx.com.
Policy Prohibiting Hedging and Pledging
Pursuant to our Insider Trading Policy, our officers, directors, and employees are prohibited from engaging in speculative trading, including hedging transactions or short sale transactions with respect to Company securities.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires the Company’s directors and executive officers and persons who beneficially own more than ten percent of a registered class of the Company’s equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of equity securities of the Company. To the Company’s knowledge, based solely on a review of the copies of such filings on file with the SEC and written representations from the Company’s directors and executive officers, we believe that during 2022, all transactions were reported on a timely basis except for: (i) one Form 4 by James Oliviero reporting eight transactions; (ii) one Form 4 by James Oliviero reporting four transactions; (iii) one Form 4 by Michael Weiss reporting one transaction; (iv) one Form 4 by Barry Salzman reporting one transaction; (v) one Form 4 by Lindsay Rosenwald reporting one transaction; (vi) one Form 4 by Neil Herskowitz reporting one transaction; (vii) one Form 4 by Scott Boilen reporting one transaction; and (viii) one Form 4 by Christian Béchon reporting one transaction.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND OTHER MATTERS
KPMG LLP (“KPMG”) served as the independent registered public accounting firm that audited our financial statements for the year ended December 31, 2022. BDO USA, LLP (“BDO”) served as the independent registered public accounting firm that audited our financial statements for the years ended 2016 through 2021. We expect a representative of KPMG to be present at the Annual Meeting. The representative will have an opportunity to make a statement and will be available to answer your questions.
Our Board has asked the stockholders to ratify the selection of KPMG as our independent registered public accounting firm. See “Proposal Two: Ratification of Appointment of KPMG LLP as Our Independent Registered Public Accounting Firm” on page 25 of this proxy statement. The Board has reviewed the fees described below and concluded that the payment of such fees is compatible with maintaining KPMG’s independence. All proposed engagements of KPMG, whether for audit services, audit-related services, tax services, or permissible non-audit services, were pre-approved by our Audit Committee. In addition, the Board has reviewed the fees described below and concluded that the payment of such fees paid to BDO was compatible with maintaining BDO’s independence. All proposed engagements of BDO, whether for audit services, audit-related services, tax services, or permissible non-audit services, were pre-approved by our Audit Committee.
Changes in Registrant’s Certifying Accountant
As disclosed in our Current Report on Form 8-K filed on July 21, 2022 (the “July 21st Form 8-K”), the Audit Committee of the Board of Directors of the Company, on July 15, 2022, unanimously voted to dismiss BDO as the Company’s independent registered public accounting firm and to engage KPMG LLP as the Company’s independent registered public accounting firm for the 2022 fiscal year.
BDO’s reports on the Company’s financial statements for each of the fiscal years ended December 31, 2021 and December 31, 2020 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the Company’s fiscal years ended December 31, 2021 and December 31, 2020, and through the date of dismissal, there were no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of BDO, would have caused BDO to make reference to the subject matter of the disagreement in connection with its report.
During the fiscal years ended December 31, 2021 and December 31, 2020 and the subsequent period through the date of dismissal, there have been no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K promulgated by the SEC.
During the fiscal years ended December 31, 2021 and December 31, 2020 and the subsequent period to the date of its engagement, neither the Company nor anyone acting on its behalf has consulted with KPMG regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report or oral advice was provided to the Company that KPMG concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K; or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.
The Company provided BDO with a copy of the July 21st Form 8-K on July 20, 2022, and requested that BDO furnish it with a letter addressed to the SEC stating whether it agrees with the statements made by the Company in Item 4.01 of the July 21st Form 8-K concerning BDO, and, if not, stating the respects in which it does not agree. The letter of BDO addressed to the SEC is attached to the July 21st Form 8-K as Exhibit No. 16.1.
Audit Fees
For the fiscal year ended December 31, 2022, KPMG billed us an aggregate of approximately $305,000 in fees for the professional services rendered in connection with the audit of our annual financial statements included in our Annual Report on Form 10-K for that fiscal year and the review of our financial statements included in our Quarterly Reports on Form 10-Q during that fiscal year.

For the fiscal year ended December 31, 2022, BDO billed us an aggregate of approximately $116,550 in fees for the professional services rendered in connection with the review of our financial statements included in our Quarterly Report for the period ended March 31, 2022 and other services provided in connection with registration statements. For the fiscal year ended December 31, 2021, BDO billed us an aggregate of approximately $260,210 in fees for the professional services rendered in connection with the audit of our annual financial statements included in our Annual Report on Form 10-K for that fiscal year and the review of our financial statements included in our Quarterly Reports on Form 10-Q during that fiscal year, and other services provided in connection with registration statements.
Audit-Related Fees
During the fiscal years ended December 31, 2022 and 2021, we were not billed by either KPMG or BDO for any fees for audit-related services reasonably related to the performance of the audits and reviews for those two fiscal years, in addition to the fees described above under the heading “Audit Fees.”
Tax Fees
During the fiscal year ended December 31, 2022, we were billed approximately $20,380 by KPMG for fees for professional services rendered for tax compliance, tax advice, and tax planning services.
During the fiscal years ended December 31, 2022 and 2021, we were not billed by BDO for any fees for professional services rendered for tax compliance, tax advice, and tax planning services.
All Other Fees
During the fiscal years ended December 31, 2022 and 2021, we were not billed by KPMG for any fees for services, other than those described above, rendered to us for those two fiscal years.
For the fiscal year ended December 31, 2022, BDO billed us an aggregate of approximately $457,000 in fees for their engagement to provide us strategic and technical consulting services around our chemistry, manufacturing and controls processes for cosibelimab. There were no such fees billed in 2021.
Pre-Approval of Services
Our Audit Committee has established a policy setting forth the procedures under which services provided by our independent registered public accounting firm will be pre-approved by our Audit Committee. The potential services that might be provided by our independent registered public accounting firm fall into two categories:
•
Services that are permitted, including the audit of our annual financial statements, the review of our quarterly financial statements, related attestations, benefit plan audits and similar audit reports, financial and other due diligence on acquisitions, and federal, state, and non-US tax services; and

•
Services that may be permitted, subject to individual pre-approval, including compliance and internal-control reviews, indirect tax services such as transfer pricing and customs and duties, and forensic auditing.

Services that our independent registered public accounting firm are prohibited from providing include such services as bookkeeping, certain human resources services, internal audit outsourcing, and investment or investment banking advice.
All proposed engagements of our independent registered public accounting firm, whether for audit services or permissible non-audit services, are pre-approved by the Audit Committee. We jointly prepare a schedule with our independent registered public accounting firm that outlines services which we reasonably expect we will need from our independent registered public accounting firm and categorize them according to the classifications described above. Each service identified is reviewed and approved or rejected by the Audit Committee.

REPORT OF THE AUDIT COMMITTEE
In monitoring the preparation of our financial statements, the Audit Committee met with both management and KPMG LLP, our independent registered public accounting firm for the year ended December 31, 2022, to review and discuss all financial statements prior to their issuance and to discuss any and all significant accounting issues. Management and our independent registered public accounting firm advised the Audit Committee that each of the financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee’s review included a discussion of the matters required to be discussed pursuant to Auditing Standard No. 1301, Communications with Audit Committees, issued by the Public Company Accounting Oversight Board (“PCAOB”). Auditing Standard No. 1301 required our independent registered public accounting firm to discuss with the Audit Committee, among other things, the following:
•
Methods used to account for significant or unusual transactions;

•
The effect of any accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

•
The process used by management to formulate sensitive accounting estimates and the basis for the independent registered public accounting firm’s conclusion regarding the reasonableness of any such estimates; and

•
Any disagreements with management over the application of accounting principles, the basis for management’s accounting estimates and the disclosures necessary in the financial statements.

The Audit Committee has discussed the independence of KPMG LLP, our independent registered public accounting firm for the year ended December 31, 2022, including the written disclosures made by KPMG LLP to the Audit Committee, as required by PCAOB Rule 3526, “Communication with Audit Committees Concerning Independence.” PCAOB Rule 3526 requires the independent registered public accounting firm to (i) disclose in writing all relationships that, in the independent registered public accounting firm’s professional opinion, may reasonably be thought to bear on independence, (ii) confirm their perceived independence, and (iii) engage in a discussion of independence with the Audit Committee.
Finally, the Audit Committee continues to monitor the scope and adequacy of our internal controls and other procedures, including any and all proposals for adequate staffing and for strengthening internal procedures and controls where appropriate and necessary.
On the basis of these reviews and discussions, the Audit Committee recommended to the Board that it approve the inclusion of our audited financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, for filing with the SEC.
The Audit Committee reviewed its written charter previously adopted by our Board of Directors. Following this review, the Audit Committee determined that no changes needed to be made with respect to the Audit Committee charter at this time.
By the Audit Committee of the Board of Directors
Neil Herskowitz (Chairperson)
Scott Boilen
Barry Salzman
Dated: March 22, 2023

OUR EXECUTIVE OFFICERS
Executive Officers
Our current executive officers are as follows:
Name	Age	Position
James F. Oliviero, III	47	President, Chief Executive Officer and Director
Garrett Gray	35	Chief Financial Officer, Corporate Secretary and Treasurer
No executive officer is related by blood, marriage or adoption to any other director or executive officer. The biography of Mr. Oliviero is presented in connection with his service as a member of our Board of Directors in the “Corporate Governance” section beginning on page 4 of this proxy statement.
Garrett Gray — Chief Financial Officer, Corporate Secretary and Treasurer
Mr. Gray has served as our Chief Financial Officer since December 2020, as our Principal Financial Officer since December 2016, and as our Corporate Secretary and Treasurer since January 2018. Mr. Gray served as our Vice President, Finance and Accounting from February 2016 until December 2020. Mr. Gray joined us from Keryx Biopharmaceuticals, Inc., a publicly traded biotechnology company, which he joined in 2013, and where he most recently served as Corporate Controller, helping grow the finance and accounting department during Keryx’s transition from a development-stage company to a fully integrated commercial organization. Prior to joining Keryx, Mr. Gray began his professional career with Deloitte & Touche, LLP, where he served as a senior auditor. Mr. Gray has a Bachelor of Science degree in Accounting from Lehigh University and is a Certified Public Accountant in the State of New York.

EXECUTIVE COMPENSATION
Summary Compensation Table
The following table sets forth information concerning compensation paid by us to our named executive officers (“NEOs”) for their services rendered to us in all capacities during the years ended December 31, 2022 and 2021.
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(2)	Total ($)
James F. Oliviero III President, Chief Executive Officer and Director	2022	594,000	—	1,151,150	297,000	—	2,042,150
	2021	540,000	—	1,417,570	334,800	—	2,292,370
Garrett Gray Chief Financial Officer, Corporate Secretary and Treasurer	2022	275,000	—	346,610	82,500	8,250	712,360
	2021	250,000	—	397,130	93,000	7,938	748,068

(1)
Reflects the aggregate grant date fair value of restricted stock granted during the fiscal year calculated in accordance with FASB ASC Topic 718. The grant date fair value of the stock awards is based on the fair market value of the underlying shares on the date of grant and does not take into account any estimated forfeitures. The grant date fair value of the stock awards also does not take into account any stock awards which vest upon certain corporate milestones when the “measurement date” for accounting purposes for such awards has not yet occurred and the fair value is uncertain. For such awards, stock-based compensation is measured and recorded if and when a milestone occurs, and the compensation for such awards are reflected in the table in such year the compensation is recorded.

(2)
Reflects 401(k) company contributions for Mr. Gray.

Narrative to Summary Compensation Table
Unless otherwise indicated, all share numbers herein, including Common Stock and all securities convertible into Common Stock, give effect to the Reverse Stock Split.
Employment Agreement with Mr. Oliviero
On October 13, 2015, we entered into an employment agreement with Mr. Oliviero (the “Employment Agreement”), pursuant to which he received an initial annualized salary of $395,000. As part of his 2022 annual review, the Board raised his base salary to $635,580 effective as of January 1, 2023. The Employment Agreement further provides for an incentive bonus linked to the realization of goals and objectives to be established annually by agreement between Mr. Oliviero and our Chairman. The achievement of these goals and objectives (as determined by the Chairman) may result in a target annual award of up to fifty percent (50%) of Mr. Oliviero’s annual salary, with a maximum annual award of up to seventy-five percent (75%). Mr. Oliviero’s incentive award for 2022 is described under “Annual Incentive Bonus” below. The Employment Agreement provides Mr. Oliviero with severance benefits upon certain terminations of employment, as described below. In each case, the severance benefits are conditioned upon Mr. Oliviero’s execution and non-revocation of a release of claims against the Company.
Equity Awards.   In connection with the execution of the Employment Agreement, Mr. Oliviero received 100,000 restricted shares (the “Restricted Shares”), which are subject to a repurchase right in favor of the Company that lapses as such Restricted Shares vest, as described in footnote (2) to the Outstanding Equity Awards table.
Termination without Cause; Resignation for Good Reason (Not in Connection with a Change in Control).   If we terminate Mr. Oliviero’s employment without “cause” or Mr. Oliviero resigns for “good reason” (as such terms are defined in the Employment Agreement), at any time other than at the time of, or within 18 months following, a change in control, then he will receive: (i) continuation of his then-current base salary for 12 months, payable in accordance with our normal payroll practices; and (ii) reimbursement for COBRA premiums for 12 months. He will also be entitled to acceleration of vesting with respect to his equity awards, as described below under “Acceleration of Vesting of Equity Awards.”
Termination without Cause; Resignation for Good Reason (In Connection with a Change in Control).   If we terminate Mr. Oliviero’s employment without “cause” or Mr. Oliviero resigns for “good reason” upon the occurrence of, or within 18 months following, a change in control, then he will receive: (i) a lump sum payment equal to the sum of (A) 150% of his then-current base salary, plus (B) 150% of the actual amount (if any) of the annual bonus paid or payable to him for the year immediately preceding the year in which the termination occurs, payable in a single lump sum; and (ii) reimbursement for COBRA premiums for 12 months. He will also be entitled to acceleration of vesting with respect to his equity awards, as described below under “Acceleration of Vesting of Equity Awards.”
Termination due to Death or Disability.   If Mr. Oliviero’s employment terminates as a result of his death or “disability” (as defined in the Employment Agreement), then he (or his estate, if applicable) will receive continuation of his then-current base salary for 4 months, payable in accordance with our normal payroll practices.
Employment Arrangement with Mr. Gray
Mr. Gray does not have an employment agreement. Mr. Gray’s base salary for 2022 was $275,000.
Annual Incentive Bonus
In 2022, Mr. Oliviero was eligible to earn a target annual cash incentive equal to 50% of his base salary per the terms of his Employment Agreement and Mr. Gray was eligible to earn a target annual cash incentive equal to 30% of his base salary in 2022.
Both executives’ annual cash incentive awards were based upon the Company’s performance against pre-established corporate goals and objectives, which included a combination of clinical and regulatory goals related to our lead product (weighted at an aggregate of 100% of the target awards), and each executive’s individual performance based upon subjective performance reviews. Also, certain corporate development goals were designated as reach goals to provide additional opportunities of obtaining an annual incentive award. The goals were achieved at an aggregate level of 100% reflecting the successful achievement of clinical and regulatory goals and none of our reach goals. Accordingly, the executives were paid 100% of their target bonus amounts. The actual amounts paid to the executives pursuant to their annual cash incentive awards and bonuses are reported in the “Summary Compensation Table” as non-equity incentive plan compensation.
Equity Awards
The Compensation Committee has granted each of Messrs. Oliviero and Gray equity awards under our Checkpoint Therapeutics, Inc. Amended and Restated 2015 Incentive Plan, as amended (the “2015 Incentive Plan”). In 2022, Mr. Oliviero received an award of 45,500 restricted shares, and Mr. Gray received an award of 13,700 restricted shares, both of which vest as described in footnote (6) to the Outstanding Equity Awards table below.

Outstanding Equity Awards at 2022 Fiscal Year End
Name	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Mr. Oliviero	—	—	55,555(2)	283,886
	12,125(3)	61,959	—	—
	29,900(4)	152,789	—	—
	40,425(5)	206,572	—	—
	45,500(6)	232,505	—	—
Mr. Gray	2,250(3)	11,498	—	—
	7,850(4)	40,114	—	—
	11,325(5)	57,871	—	—
	13,700(6)	70,007	—	—

(1)
Market value is based on $5.11 per share, the closing price of our common stock on the Nasdaq Capital Market on December 30, 2022, the last trading day of the fiscal year.

(2)
The Restricted Shares vest as follows: (i) 11,111 shares will vest on the Company’s achievement of fully-diluted “market capitalization” (as defined in the Employment Agreement”) of $500,000,000; (ii) 11,111 shares will vest on the Company’s achievement of a fully-diluted market capitalization of $750,000,000; (iii) 16,666 shares will vest on the earlier to occur of (A) the Company’s first “corporate development transaction” (as defined in the Employment Agreement) or (B) the first FDA approval of a Company product or medical device; and, (iv) 16,667 shares will vest on the earlier to occur of (A) the Company’s second corporate development transaction or (B) a second FDA approval of a Company product or medical device.

(3)
The restricted shares vest as follows: 100% on January 24, 2023, Messrs. Oliviero and Gray’s continued employment with us on the vesting date.

(4)
The restricted shares vest as follows: 50% each on February 24, 2023 and February 24, 2024, subject to Messrs. Oliviero and Gray’s continued employment with us on each vesting date.

(5)
The restricted shares vest as follows: 33% each on January 6, 2023, January 6, 2024 and January 6, 2025, subject to Messrs. Oliviero and Gray’s continued employment with us on each vesting date.

(6)
The restricted shares vest as follows: 25% each on January 31, 2023, January 31, 2024, January 31, 2025 and January 31, 2026, subject to Messrs. Oliviero and Gray’s continued employment with us on each vesting date.

Potential Payments upon Termination or Change in Control
As detailed above, we have an Employment Agreement with Mr. Oliviero that provides certain compensation and benefits in the event of a termination of his employment or change in control under certain conditions. In addition, Mr. Oliviero’s Employment Agreement and our equity plan provides certain equity award benefits in connection with a termination or change in control.
Acceleration of Vesting of Equity Awards
Mr. Oliviero’s Restricted Shares
•
If we terminate Mr. Oliviero’s employment without “cause” or Mr. Oliviero resigns for “good reason,” at any time other than at the time of, or within 18 months following, a change in control, then (i) his unvested equity awards that would have vested if he had continued employment for one year after his date of termination will become fully vested and he will have 12 months following his date of termination to exercise any outstanding stock options; and (ii) his Restricted Shares subject to the market capitalization milestones or the FDA approval milestones, to the extent outstanding as of the date of termination, will remain outstanding for a period of 6 months following the date of termination and to the extent that such milestones are achieved during such 6-month period, such Restricted Shares will vest.
•
If we terminate Mr. Oliviero’s employment without “cause” or Mr. Oliviero resigns for “good reason” upon the occurrence of, or within 18 months following, a change in control, then all of his unvested equity awards will become fully vested and he will have 12 months following the date of termination to exercise any outstanding stock options.

•
If Mr. Oliviero’s employment terminates as a result of his death or “disability,” then (i) his unvested equity awards that would have vested if he had continued employment for one year after his date of termination will become fully vested and he will have 12 months following his date of termination to exercise any outstanding stock options; and (ii) his Restricted Shares subject to the market capitalization milestones or the FDA approval milestones, to the extent outstanding as of the date of termination, will remain outstanding for a period of 4 months following the date of termination and to the extent that such milestones are achieved during such 4-month period, such Restricted Shares will vest.

•
All of the Restricted Shares provided for in the Employment Agreement will vest upon the earlier occurrence of a “change in our control” of the Company, as defined in the Employment Agreement, in which the company is valued in excess of $500,000,000 (on a fully diluted basis).

Other Awards Granted under the 2015 Incentive Plan, as amended
•
Unless otherwise provided in an award certificate or any special plan document governing an award, upon the occurrence of a change in control of our company, as defined in the 2015 Incentive Plan, (i) all outstanding options, SARs and other awards in the nature of rights that may be exercised will become fully exercisable; (ii) all time-based vesting restrictions on outstanding awards will lapse; and (iii) the payout opportunities attainable under all outstanding performance-based awards will vest based on target performance and the awards will pay out on a pro rata basis, based on the time elapsed prior to the change in control.

•
The Compensation Committee may, in its discretion, accelerate the vesting and/or payment of any awards for any reason, subject to certain limitations under Section 409A of the Internal Revenue Code. The Compensation Committee may discriminate among participants or among awards in exercising such discretion.

DIRECTOR COMPENSATION
Director Compensation Program
In January 2016, our directors adopted a Non-Employee Directors Compensation Plan, which was amended and restated in July 2017, for our non-employee directors pursuant to our Amended and Restated 2015 Incentive Plan, as amended. Our non-employee directors receive the following compensation:
Cash Compensation:
•
$50,000 annual retainer; and

•
$10,000 additional annual retainer for the Audit Committee Chair.

Equity Compensation:
•
Initial Equity Grant: 5,000 shares of restricted stock, which shares shall vest and become non-forfeitable in equal annual installments over three years, beginning on the third (3rd) anniversary of the grant date, subject to the director’s continued service on the board of directors on such date.

•
Re-Election Equity Grant: The greater of (i) a number of shares of restricted stock having a fair market value on the grant date of $50,000, or (ii) 1,000 shares of restricted stock, which shares shall vest and become non-forfeitable on the third (3rd) anniversary of the grant date, subject to the director’s continued service on the board of directors on such date.

In addition, each non-employee director receives reimbursement for reasonable travel expenses incurred in attending meetings of our board of directors and meetings of committees of our board of directors.
2022 Director Compensation Table
The following table sets forth the cash and other compensation we paid to the non-employee members of our Board of Directors for all services in all capacities during 2022.
Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Total ($)
Neil Herskowitz	60,000	50,000	110,000
Barry Salzman	50,000	50,000	100,000
Scott Boilen	50,000	50,000	100,000
Christian Béchon	50,000	50,000	100,000
Michael S. Weiss(3)	60,000	50,000	110,000
Lindsay A. Rosenwald	50,000	50,000	100,000

(1)
Represents cash retainer for serving on our Board and committees of the Board.

(2)
Reflects the aggregate grant date fair value of restricted stock granted during the fiscal year calculated in accordance with FASB ASC Topic 718.

(3)
Reflects the compensation paid under an Advisory Agreement with Caribe BioAdvisors, LLC for the service of Mr. Weiss as Chairman of the Board.

RELATED-PERSON TRANSACTIONS
The following is a summary of each transaction or series of similar transactions since the beginning of the 2021 fiscal year to which we were or are a party and that:
•
the amount involved exceeded or exceeds $120,000 or is greater than 1% of our total assets; and

•
any of our directors or executive officers, any holder of 5% of our capital stock or any member of their immediate family had or will have a direct or indirect material interest.

Effective March 17, 2015, we entered into a Founders Agreement with Fortress, which was amended in July 2016 and October 2017 (the “Founders Agreement”). The Founders Agreement provides, that in exchange for the time and capital expended in the formation of Checkpoint and the identification of specific assets the acquisition of which resulted in the formation of a viable emerging growth life science company, we assumed $2.8 million in debt that Fortress accumulated under a promissory note through National Securities Corporation for expenses and costs of forming Checkpoint, and we shall also: (i) issue annually to Fortress, on January 1 of each year, shares of common stock equal to two and one-half percent (2.5%) of the fully-diluted outstanding equity of Checkpoint at the time of issuance; (ii) pay an equity fee in shares of common stock, payable within five (5) business days of the closing of any equity or debt financing for Checkpoint or any of its respective subsidiaries that occurs after the effective date of the Founders Agreement and ending on the date when Fortress no longer has majority voting control in Checkpoint’s voting equity, equal to two and one-half percent (2.5%) of the gross amount of any such equity or debt financing; and (iii) pay a cash fee equal to four and one half percent (4.5%) of Checkpoint’s annual net sales, payable on an annual basis, within ninety (90) days of the end of each calendar year. In the event of a change in control (as it is defined in the Founders Agreement), Checkpoint will pay a one-time change in control fee equal to five times (5x) the product of (i) monthly net sales for the twelve (12) months immediately preceding the change in control and (ii) four and one-half percent (4.5%). The Founders Agreement has a term of fifteen years, after which it automatically renews for one-year periods unless Fortress gives us notice of termination. The Founders Agreement will also automatically terminate upon a change of control.
Effective March 17, 2015, we entered into a Management Services Agreement (the “MSA”) with Fortress. Pursuant to the terms of the MSA, for a period of five (5) years, Fortress will render advisory and consulting services to Checkpoint. Services provided under the MSA may include, without limitation, (i) advice and assistance concerning any and all aspects of Checkpoint’s operations, clinical trials, financial planning and strategic transactions and financings and (ii) conducting relations on behalf of Checkpoint with accountants, attorneys, financial advisors and other professionals (collectively, the “Services”). We are obligated to utilize clinical research services, medical education, communication and marketing services and investor relations/public relation services of companies or individuals designated by Fortress, provided those services are offered at market prices. However, we are not obligated to take or act upon any advice rendered from Fortress and Fortress shall not be liable for any of our actions or inactions based upon their advice. Fortress and its affiliates, including all members of its Board of Directors, have been contractually exempt from fiduciary duties to Checkpoint relating to corporate opportunities. In consideration for the Services, we will pay Fortress an annual consulting fee of $0.5 million (the “Annual Consulting Fee”), payable in advance in equal quarterly installments on the first business day of each calendar quarter in each year, provided, however, that such Annual Consulting Fee shall be increased to $1.0 million for each calendar year in which Checkpoint has net assets in excess of $100 million at the beginning of the calendar year. The MSA shall be automatically extended for additional five-year periods unless Fortress or Checkpoint provide notice to the other party of its desire not to automatically extend the term. For the years ended December 31, 2022 and 2021, we recognized $0.5 million and $0.5 million, respectively, in expense in our Statements of Operations related to the MSA.
Michael S. Weiss, our Chairman of the Board of Directors, is currently Executive Vice Chairman of Fortress and Lindsay A. Rosenwald, M.D, a member of our Board of Directors, is currently Chairman, President and Chief Executive Officer of Fortress.
In December 2016, the Board of Directors of Checkpoint approved and authorized the execution of an advisory agreement effective as of January 1, 2017 (the “Advisory Agreement”) with Caribe BioAdvisors, LLC (the “Advisor”), owned by Michael S. Weiss, the Chairman of our Board, to provide the board advisory services of Mr. Weiss as Chairman of the Board. Pursuant to the Advisory Agreement, the Advisor will be paid an annual cash fee of $60,000, in addition to any and all annual equity incentive grants paid to members of the Board. For the years ended December 31, 2022 and 2021, we recognized $110,000 in expense in our Statements of Operations related to the advisory agreement, including $50,000 in expense related to annual equity incentive grants.
In connection with our license agreement with Dana-Farber, in March 2015 we entered into a collaboration agreement with TG Therapeutics (“TGTX”), which was amended and restated in June 2019, to develop and commercialize the anti-PD-L1 and anti-GITR antibody research programs in the field of hematological malignancies. We retain the right to develop and commercialize these antibodies in solid tumors. Michael Weiss, Chairman of the Board of Directors of Checkpoint and Fortress’ Executive Vice Chairman, Strategic Development, is also the Chairman, President and Chief Executive Officer and a stockholder of TGTX. Under the terms of the original collaboration agreement, TGTX paid us $0.5 million, representing an upfront licensing fee. Upon the signing of the amended and restated collaboration agreement in June 2019, TGTX paid us an additional $1.0 million upfront licensing fee. We are eligible to receive substantive potential milestone payments for the anti-PD-L1 program of up to an aggregate of approximately $27.6 million upon TGTX’s successful achievement of certain clinical development, regulatory and first commercial sale milestones. This is comprised of up to approximately $8.4 million upon TGTX’s successful completion of clinical development milestones, and up to approximately $19.2 million upon regulatory filings and first commercial sales in specified territories. We are also eligible to receive substantive potential milestone payments for the anti-GITR antibody program of up to an aggregate of approximately $21.5 million upon TGTX’s successful achievement of certain clinical development, regulatory and first commercial sale milestones. This is comprised of up to approximately $7.0 million upon TGTX’s successful completion of clinical development milestones, and up to approximately $14.5 million upon first commercial sales in specified territories. In addition, we are eligible to receive up to an aggregate of $60.0 million upon TGTX’s successful achievement of certain sales milestones based on aggregate net sales for both programs, in addition to royalty payments based on a tiered low double-digit percentage of net sales. We also receive an annual license maintenance fee, which is creditable against milestone payments or royalties due to us. TGTX also pays us for our out-of-pocket costs of material used by TGTX for their development activities. The collaboration agreement will terminate on a product-by-product and country-by-country basis upon the expiration of the last licensed patent right, unless the agreement is earlier terminated. For the years ended December 31, 2022 and 2021, we recognized approximately $0.1 million and $0.2 million respectively, in revenue from our collaboration agreement with TGTX in the Statements of Operations.
In connection with the license agreement with Jubilant, we entered into a sublicense agreement with TGTX, a related party, to develop and commercialize the compounds licensed in the field of hematological malignancies, while we retain the right to develop and commercialize these compounds in the field of solid tumors. Under the terms of the sublicense agreement, TGTX paid us $1.0 million, representing an upfront licensing fee, and we are eligible to receive substantive potential milestone payments up to an aggregate of approximately $87.4 million upon TGTX’s successful achievement of clinical development and regulatory milestones. This is comprised of up to approximately $25.5 million upon TGTX’s successful completion of three clinical development milestones for two licensed products, and up to approximately $61.9 million upon the achievement of five regulatory approvals and first commercial sales in specified territories for two licensed products. In addition, we are eligible to receive potential milestone payments up to an aggregate of $89.3 million upon TGTX’s successful achievement of certain sales milestones based on aggregate net sales by TGTX, for two licensed products, in addition to royalty payments based on a mid-single digit percentage of net sales by TGTX. TGTX also pays us for 50% of IND enabling costs and patent expenses. For each of the years ended December 31, 2022 and 2021, we recognized approximately $0.1 million in revenue related to the sublicense agreement in the Statements of Operations.

STOCK OWNERSHIP OF OUR DIRECTORS,
EXECUTIVE OFFICERS, AND 5% BENEFICIAL OWNERS
The following table shows information, as of April 17, 2023, concerning the beneficial ownership of our common stock by:
•
each person we know to be the beneficial owner of more than 5% of our common stock;

•
each of our current directors; and

•
each of our NEOs shown in our Summary Compensation Table.

ALL CURRENT DIRECTORS AND NEOS AS A GROUP
As of April 17, 2023, there were 14,947,920 shares of our common stock outstanding and 700,000 shares of our Class A common stock outstanding. In order to calculate a stockholder’s percentage of beneficial ownership, we include in the calculation those shares underlying options or warrants beneficially owned by that stockholder that are vested or that will vest within 60 days of April 17, 2023. Shares of restricted stock are deemed to be outstanding. Options or warrants held by other stockholders that are not attributed to the named beneficial owner are disregarded in this calculation. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the shares of our common stock. Unless we have indicated otherwise, each person named in the table below has sole voting power and investment power for the shares listed opposite such person’s name, except to the extent authority is shared by spouses under community property laws.
	Common Stock Beneficially Owned
Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Percentage of Total Common Stock
Michael S. Weiss	62,640(2)	0.4%(2)
James F. Oliviero	394,090	2.6%
Garrett Gray	151,374	1.0%
Lindsay A. Rosenwald, M.D.	82,640(2)	0.6%(2)
Neil Herskowitz	17,640	0.1%
Christian Béchon	14,995	0.1%
Barry Salzman	17,640	0.1%
Scott Boilen	19,862	0.1%
All executive officers and directors as a group	660,881(3)	4.4%(3)
5% or Greater Stockholders:
Fortress Biotech, Inc.	1,581,927(4)	10.6%
Armistice Capital, LLC	987,211(5)	6.6%

(1)
The address of each of the directors and officers listed is c/o Checkpoint Therapeutics, Inc., 95 Sawyer Road, Suite 110, Waltham, MA 02453.

(2)
Includes 50,000 warrants issued by Fortress to each of Mr. Weiss and Dr. Rosenwald that cover shares of our common stock that are owned by Fortress. These do not represent equity compensation by us to either Mr. Weiss or Dr. Rosenwald.

(3)
The total calculation for all executive officers and directors as a group does not include Mr. Weiss’ and Dr. Rosenwald’s warrants, which have not yet been exercised. The shares underlying the warrants are currently held by Fortress and are included in the 1,581,927 shares of common stock shown as held by Fortress.

(4)
The address of Fortress Biotech is 1111 Kane Concourse, Suite 301, Bay Harbor Islands, FL 33154. Includes 100,000 shares of common stock underlying the warrants granted by Fortress to Mr. Weiss and Dr. Rosenwald.

(5)
Share ownership reported above is based on a Form 13G filed by Armistice Capital, LLC on February 14, 2023. Armistice Capital, LLC holds certain warrants which are exercisable for shares of common stock of the Company. These warrants provide that the holder may not exercise the warrants to the extent such exercise would cause the holder, together with its affiliates, to beneficially own a number of common shares which would exceed 4.99% of the then-outstanding common shares following such exercise. Since Armistice Capital, LLC’s ownership was above 4.99% as of April 17, 2023, no warrants were assumed exercised given the ownership limitations set forth above. The address of Armistice Capital, LLC is 510 Madison Avenue, 7th Floor, New York, New York 10022.

	Class A Common Stock Beneficially Owned
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Total Class A Common Stock
Fortress Biotech, Inc.	700,000	100%
The Company is authorized to issue 50,000,000 common shares with a par value of $0.0001 per share, of which 700,000 shares are designated as “Class A common stock”. Dividends are to be distributed pro-rata to the Class A and common stockholders. The holders of common stock are entitled to one vote per share of common stock held. The Class A common stockholders are entitled to a number of votes per share equal to 1.1 times a fraction the numerator of which is the sum of the shares of outstanding common stock and the denominator of which is the number of shares of Class A common stock. Accordingly, the holder of shares of Class A common stock will be able to control or significantly influence all matters requiring approval by our stockholders, including the election of directors and the approval of mergers or other business combination transactions. Each share of Class A common stock is convertible, at the option of the holder thereof, into one fully paid and non-assessable share of common stock subject to adjustment for stock splits and combinations.
All outstanding and issued Class A common stock is presently held by Fortress. As such, the following table shows information, as of April 17, 2023, concerning the aggregated beneficial ownership on an as-converted basis of Fortress, inclusive of both its common stock and Class A common stock:
Common Stock Beneficially Owned Assuming Conversion of Class A Common to Common
Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Percentage of Total Common Stock
Fortress Biotech, Inc.	2,281,927(1)	14.6%(2)

(1)
Assumes one-for-one conversion of 700,000 shares of Class A common stock to 700,000 shares of common stock.

(2)
Calculated by aggregating 1,581,927 shares of common stock outstanding plus 700,000 shares of Class A common stock outstanding (Fortress’ aggregated ownership on an as-converted basis), divided by 15,647,920.

PROPOSAL ONE:
ELECTION OF DIRECTORS; NOMINEES
Our Bylaws provide that the Board shall consist of not more than nine nor less than one member, as determined from time to time by resolution of the Board. Our Board currently consists of seven members. The nominated directors are: Michael S. Weiss, Christian Béchon, Scott Boilen, Neil Herskowitz, James F. Oliviero, Lindsay A. Rosenwald, M.D., and Barry Salzman. For information about each of the nominees and our Board generally, please see “Corporate Governance — Our Board of Directors” beginning on page 4. If elected, the nominees will hold office until the next annual meeting and until a respective successor is elected and has been qualified, or until such director resigns or is removed from office. Management expects that each of the nominees will be available for election, but if any of them is unable to serve at the time the election occurs, your proxy will be voted for the election of another nominee to be designated by a majority of the independent directors serving on our Board.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL OF THE NOMINEES FOR DIRECTOR. IF A CHOICE IS SPECIFIED ON THE PROXY BY THE STOCKHOLDER, THE SHARES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED “FOR” ALL OF THE NOMINEES.

PROPOSAL TWO:
RATIFICATION OF APPOINTMENT OF KPMG LLP
AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board is submitting the selection of KPMG LLP as our independent registered public accounting firm to the stockholders for ratification at our Annual Meeting. Stockholder ratification of our independent registered public accounting firm is not required by our Bylaws or otherwise. If KPMG LLP is not ratified as our independent registered public accounting firm by a majority of the shares present or represented by proxy, the Audit Committee will review its future selection of an independent registered public accounting firm. KPMG LLP will still serve as our independent registered public accounting firm for the year ending December 31, 2023, if it is not ratified by our stockholders.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2023.

PROPOSAL THREE:
APPROVAL OF AN AMENDMENT TO OUR AMENDED AND
RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED
Overview
Our Amended and Restated Certificate of Incorporation (the “Certificate”) currently authorizes us to issue 50,000,000 shares of common stock, par value $0.0001 per share, of which 700,000 shares are designated as “Class A Common Stock”.
Our Board of Directors has approved, and is seeking stockholder approval of, an amendment to our Certificate (the “Amendment”) to increase the number of shares of common stock authorized for issuance by 30,000,000 shares, bringing the total number of authorized shares of common stock to 80,000,000 shares. The text of the proposed Amendment is attached hereto as Appendix A.
Other than the proposed increase in the number of authorized shares of common stock, the Amendment is not intended to modify the rights of existing stockholders in any material respect. The additional shares of common stock to be authorized pursuant to the Amendment would have rights identical to the currently outstanding common stock of the Company. Our stockholders do not currently have any preemptive or similar rights to subscribe for or purchase any additional shares of common stock that may be issued in the future, and therefore, future issuances of common stock may, depending on the circumstances, have a dilutive effect on the earnings per share, voting power and other interests of the existing stockholders.
The Board of Directors has unanimously determined that the Amendment is advisable and in the best interests of the Company and our stockholders and recommends that our stockholders approve the Amendment.
Reasons for Increase
The Board of Directors believes that it is prudent to increase the authorized number of shares of common stock in order to maintain a reserve of shares available for immediate issuance to meet business needs, such as a strategic acquisition opportunity or equity offering, promptly as they arise. The Board of Directors believes that maintaining such a reserve will save time and money in responding to future events requiring the issuance of additional shares of common stock, such as strategic acquisitions or future equity offerings.
All authorized but unissued shares of common stock will be available for issuance from time to time for any proper purpose approved by the Board of Directors (including issuances in connection with issuances to raise capital, effect acquisitions or stock-based employee benefit plans), without further vote of the stockholders, except as required under applicable law or the Nasdaq Marketplace Rules. There are currently no arrangements, agreements or understandings for the issuance of the additional shares of authorized common stock except for issuances in the ordinary course of business. The Board of Directors does not presently intend to seek further stockholder approval of any particular issuance of shares unless such approval is required by law or the Nasdaq Marketplace Rules.
If the Proposed Amendment is approved by the stockholders, it will become effective upon filing and recording of a Certificate of Amendment as required by the Delaware General Corporation Law.
Potential Adverse Effects
We have not proposed the increase in the number of authorized shares of common stock with the purpose or intention of using the additional authorized shares for anti-takeover purposes, such as to oppose a hostile takeover attempt or to delay or prevent a change in control of the Company that our Board does not support, but we could use the additional shares for such purpose. The additional shares available as result of such increase in one or more transactions that could make it more difficult for a party to effect a takeover or change in control of the Company that our Board does not support. For example, our Board could issue additional shares without further stockholder approval (subject to compliance with law and the listing rules of the Nasdaq Marketplace) so as to dilute the stock ownership or voting rights of persons seeking to obtain control of our Board or of the Company in a transaction that our Board does not support, including in a transaction in which a person is offering a premium to our stockholders for their shares of our common stock over then current market prices. The proposed amendment has been prompted by business and financial considerations described above under “Reasons for Increase” and not by the threat of any known or threatened hostile takeover attempt, however, stockholders should be aware that by potentially discouraging initiation of any such unsolicited takeover attempts, the proposed amendment may limit the opportunity for our stockholders to receive a premium for their shares over then current market prices generally available in such takeover attempts. Additionally, the issuance of additional shares of common stock could have the effect of diluting existing stockholder earnings per share, book value per share and voting power.
Risks of Not Approving This Proposal
If the stockholders do not approve this proposal, it could adversely impact our ability to pursue opportunities in which shares of our common stock could be issued that our Board may determine would otherwise be in the best interest of the Company and our stockholders, including financing and strategic transactions, as described above under “Reasons for Increase.”
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDMENT OF OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE OUR AUTHORIZED SHARES OF COMMON STOCK BY 30,000,000 SHARES FROM 50,000,000 TO 80,000,000.

PROPOSAL FOUR:
APPROVAL OF AN AMENDMENT TO OUR AMENDED AND
RESTATED 2015 INCENTIVE PLAN, AS AMENDED
Introduction
We are asking our stockholders to approve an amendment to the Checkpoint Therapeutics, Inc. Amended and Restated 2015 Incentive Plan, as amended (the “2015 Incentive Plan”). Our 2015 Incentive Plan is the only plan under which equity-based compensation may currently be awarded to our executive officers and employees. In order to enable us to continue to offer meaningful equity-based incentives, as well as cash-based incentives, to our employees, officers, directors and consultants, our Board of Directors believes that it is both necessary and appropriate to increase the number of shares of our common stock available for these purposes. As a result, on April 5, 2023, the Board of Directors adopted, subject to stockholder approval at the Annual Meeting, an amendment to add 3,000,000 shares to the 2015 Incentive Plan. The text of our 2015 Incentive Plan, as amended, is attached hereto as Appendix B.
If the amendment to our 2015 Incentive Plan is approved by our stockholders at the Annual Meeting, it will become effective as of the date of the Annual Meeting. If the amendment is not approved by our stockholders, then the 2015 Incentive Plan will remain in effect as it presently exists.
Background and Number of Shares Requested
In setting the number of proposed shares issuable under the amendment to our 2015 Incentive Plan, the Board considered a number of factors, including historical share usage and future share needs. The following are several factors that you should consider in evaluating the proposal to increase the share reserve under the 2015 Incentive Plan:
•
The 2015 Incentive Plan currently includes authorization for 3,000,000 shares. As of the record date, there were 702,614 shares of our common stock remaining available for the grant of equity awards under the 2015 Incentive Plan. The additional 3,000,000 shares requested under the 2015 Incentive Plan, together with the remaining shares under the 2015 Incentive Plan, represent the shares the Company anticipates needing for the next 3 years under normal circumstances.

•
Although we must manage our share reserve under the possibility that the performance awards will be earned at the maximum level, this will only occur if we achieve the maximum performance under each metric in each award, which is not expected to be the case. Our actual share usage will also vary from our estimate based upon changes in market grant values, changes in the number of recipients, changes in our stock price, changes in the structure of our long-term incentive program, changes in our dividend rate and forfeitures of outstanding awards. We believe that the proposed share reserve reflects an appropriate balance between our desire to allow maximum flexibility in a competitive labor market and stockholder interests of limiting dilution.

•
Our amended and restated certificate of incorporation, as amended, authorizes the issuance of 50,000,000 shares of common stock, of which 700,000 shares are designated as “Class A common stock”. As of our record date, there were 14,947,920 shares of common stock and 700,000 shares of Class A common stock issued and outstanding, and the closing price of a share of our common stock as of that date was $2.57.

Summary of the 2015 Incentive Plan
The material terms of the 2015 Incentive Plan, as amended, are described below. The following summary is qualified in its entirety by reference to the complete text of the 2015 Incentive Plan which is provided with this proxy statement as Appendix B.
Purpose.   The purpose of the 2015 Incentive Plan is to promote our success by linking the personal interests of our employees, officers, directors and consultants to those of our stockholders, and by providing participants with an incentive for outstanding performance. As of the record date, approximately 23 employees (including officers), 6 directors, and 6 consultants would be eligible to receive awards under the 2015 Incentive Plan.

Permissible Awards.   The 2015 Incentive Plan authorizes the Compensation Committee to grant awards in any of the following forms:
•
options to purchase shares of our common stock, which may be nonstatutory stock options or incentive stock options under the Internal Revenue Code. The exercise price of an option granted under the 2015 Incentive Plan may not be less than the fair market value of our common stock on the date of grant. Stock options granted under the 2015 Incentive Plan may not have a term longer than ten (10) years;

•
stock appreciation rights (“SARs”) which give the holder the right to receive the excess, if any, of the fair market value of one (1) share of our common stock on the date of exercise, over the base price of the stock appreciation right. The base price of a SAR may not be less than the fair market value of our common stock on the date of grant. SARs granted under the 2015 Incentive Plan may not have a term longer than ten (10) years;

•
restricted stock, which is subject to restrictions on transferability and subject to forfeiture on terms set by the Compensation Committee;

•
restricted stock units, which represent the right to receive shares of our common stock (or an equivalent value in cash or other property) in the future, based upon the attainment of stated vesting or performance goals set by the Compensation Committee;

•
deferred stock units, which represent the right to receive shares of our common stock (or an equivalent value in cash or other property) in the future, generally without any vesting or performance restrictions;

•
other stock-based awards in the discretion of the Compensation Committee, including unrestricted stock grants; and

•
cash-based awards in the discretion of the Compensation Committee, including cash-based performance awards.

All awards will be evidenced by a written award certificate between us and the participant, which will include such provisions as may be specified by the Compensation Committee. Dividend equivalent rights, which entitle the participant to payments in cash or property calculated by reference to the amount of dividends paid on the shares of stock underlying an award, may be granted with respect to awards other than options or SARs.
Awards to Non-Employee Directors.   Awards granted under the 2015 Incentive Plan to our non-employee directors will be made only in accordance with the terms, conditions and parameters of a plan, program or policy for the compensation of non-employee directors as in effect from time to time. The Compensation Committee may not make discretionary grants under the 2015 Incentive Plan to non-employee directors. The maximum aggregate number of shares associated with any award granted under the 2015 Incentive Plan in any calendar year to any one non-employee director is 100,000.
Shares Available for Awards; Adjustments.   Subject to adjustment as provided in the 2015 Incentive Plan, the aggregate number of shares of our common stock reserved and available for issuance pursuant to awards granted under the 2015 Incentive Plan, as amended, is 6,000,000. Shares subject to awards that are canceled, terminated, forfeited, settled in cash, withheld to satisfy exercise prices or tax withholding obligations or otherwise not issued for any reason, including by reason of failure to achieve maximum performance goals, will again be available for awards under the 2015 Incentive Plan. In the event of a nonreciprocal transaction between us and our stockholders that causes the per share value of our common stock to change (including, without limitation, any stock dividend, stock split, spin-off, rights offering, or large nonrecurring cash dividend), the share authorization limits under the 2015 Incentive Plan will be adjusted proportionately, and the Compensation Committee must make such adjustments to the 2015 Incentive Plan and awards as it deems necessary, in its sole discretion, to prevent dilution or enlargement of rights immediately resulting from such transaction.
Limitations on Individual Awards.   The maximum aggregate number of shares of common stock subject to stock-based awards that may be granted under the 2015 Incentive Plan, as amended, in any one calendar year to any one participant is as follows:
•
Options — 2,000,000

•
Stock appreciation rights — 2,000,000

•
Performance-based awards — 2,000,000

The maximum aggregate amount awarded or credited with respect to cash-based awards under the 2015 Incentive Plan, as amended, to any one participant in any one calendar year is $10,000,000. These limits are subject to anti-dilution adjustments in the event of stock splits, mergers, consolidations, stock dividends, recapitalizations and similar transactions, but may not otherwise be amended without stockholder approval.
Administration.   The 2015 Incentive Plan is administered by the Compensation Committee. The Compensation Committee has the authority to grant awards; designate participants; determine the type or types of awards to be granted to each participant and the number of awards to be granted and the number of shares or dollar amount to which an award will relate and the terms and conditions thereof; prescribe the form of award; establish, adopt or revise any rules and regulations as it may deem advisable to administer the 2015 Incentive Plan; make all other decisions and determinations that may be required under the 2015 Incentive Plan and amend the 2015 Incentive Plan. Our Board of Directors may at any time administer the 2015 Incentive Plan. If it does so, it will have all the powers of the Compensation Committee under the 2015 Incentive Plan. In addition, our Board of Directors or Compensation Committee may expressly delegate to a special committee some or all of the Compensation Committee’s authority, within specified parameters, to grant awards to eligible participants who, at the time of grant, are not executive officers or directors.
Limitations on Transfer; Beneficiaries.   No award will be assignable or transferable by a participant other than by will or the laws of descent and distribution; provided, however, that nonstatutory stock options may be transferred without consideration to members of a participant’s immediate family, to trusts in which such immediate family members have more than fifty percent (50%) of the beneficial interest, to foundations in which such immediate family members (or the participant) control the management of assets, and to any other entity (including limited partnerships and limited liability companies) in which the immediate family members (or the participant) own more than fifty percent (50%) of the voting interest; and provided, further, that the Compensation Committee may permit other transfers (other than transfers for value) where the Compensation Committee concludes that such transferability does not result in accelerated taxation, does not cause any option intended to be an incentive stock option to fail to qualify as such, and is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, any state or federal tax or securities laws or regulations applicable to transferable awards. A participant may, in the manner determined by the Compensation Committee, designate a beneficiary to exercise the rights of the participant and to receive any distribution with respect to any award upon the participant’s death.
Treatment of Awards upon a Change in Control.   Unless otherwise provided in an award certificate or any special plan document governing an award, upon the occurrence of a change in control of our company, (i) all outstanding options, SARs and other awards in the nature of rights that may be exercised will become fully exercisable; (ii) all time-based vesting restrictions on outstanding awards will lapse; and (iii) the payout opportunities attainable under all outstanding performance-based awards will vest based on target performance and the awards will pay out on a pro rata basis, based on the time elapsed prior to the change in control.
Discretionary Acceleration.   The Compensation Committee may, in its discretion, accelerate the vesting and/or payment of any awards for any reason, subject to certain limitations under Section 409A of the Internal Revenue Code. The Compensation Committee may discriminate among participants or among awards in exercising such discretion.
Certain Transactions.   Upon the occurrence or in anticipation of certain corporate events or extraordinary transactions, the Compensation Committee may also make discretionary adjustments to awards, including settling awards for cash, providing that awards will become fully vested and exercisable, providing for awards to be assumed or substituted, or modifying performance targets or periods for awards.
Termination and Amendment.   The 2015 Incentive Plan will terminate on the tenth (10th) anniversary of its adoption, or, if the stockholders approve this proposal four, the tenth (10th) anniversary of the date of such approval, unless earlier terminated by our Board of Directors or Compensation Committee. Our Board or Compensation Committee may, at any time and from time to time, terminate or amend the 2015 Incentive

Plan, but if an amendment to the 2015 Incentive Plan would constitute a material amendment requiring stockholder approval under applicable listing requirements, laws, policies or regulations, then such amendment will be subject to stockholder approval. No termination or amendment of the 2015 Incentive Plan may adversely affect any award previously granted under the 2015 Incentive Plan without the written consent of the participant. Without the prior approval of our stockholders, and except as otherwise permitted by the anti-dilution provisions of the 2015 Incentive Plan, the 2015 Incentive Plan may not be amended to permit us to directly or indirectly reprice, replace or repurchase “underwater” options or SARs.
The Compensation Committee may amend or terminate outstanding awards. However, such amendments may require the consent of the participant and, unless approved by the stockholders or otherwise permitted by the anti-dilution provisions of the 2015 Incentive Plan, (i) the exercise price or base price of an option or SAR may not be reduced, directly or indirectly, (ii) an option or SAR may not be cancelled in exchange for cash, other awards, or options or SARS with an exercise price or base price that is less than the exercise price or base price of the original option or SAR, or otherwise, (iii) we may not repurchase an option or SAR for value (in cash or otherwise) from a participant if the current fair market value of the shares of our common stock underlying the option or SAR is lower than the exercise price or base price per share of the option or SAR, and (iv) the original term of an option or SAR may not be extended.
Prohibition on Repricing.   As indicated above under “Termination and Amendment,” outstanding stock options and SARs cannot be repriced, directly or indirectly, without the prior consent of our stockholders. The exchange of an “underwater” option or stock appreciation right (i.e., an option or stock appreciation right having an exercise price or base price in excess of the current market value of the underlying stock) for cash or for another award would be considered an indirect repricing and would, therefore, require the prior consent of our stockholders.
Certain Federal Tax Effects
The following discussion is limited to a summary of the U.S. federal income tax provisions relating to the grant, exercise and vesting of awards under the 2015 Incentive Plan and the subsequent sale of common stock acquired under the 2015 Incentive Plan. The tax consequences of awards may vary depending upon the particular circumstances, and it should be noted that the income tax laws, regulations and interpretations thereof change frequently. Participants should rely upon their own tax advisors for advice concerning the specific tax consequences applicable to them, including the applicability and effect of state, local, and foreign tax laws.
Nonstatutory Stock Options.   There typically will be no federal income tax consequences to the optionee or to us upon the grant of a nonstatutory stock option under the 2015 Incentive Plan. When the optionee exercises a nonstatutory option, however, he or she will recognize ordinary income in an amount equal to the excess of the fair market value of our common stock received upon exercise of the option at the time of exercise over the exercise price, and we will typically be allowed a corresponding deduction. Any gain that the optionee realizes when he or she later sells or disposes of the option shares will be short-term or long-term capital gain, depending on how long the shares were held.
Incentive Stock Options.   There typically will be no federal income tax consequences to the optionee or to us upon the grant or exercise of an incentive stock option. If the optionee holds the option shares for the required holding period of at least two (2) years after the date the option was granted or one (1) year after exercise, the difference between the exercise price and the amount realized upon sale or disposition of the option shares will be long-term capital gain or loss, and we will not be entitled to a federal income tax deduction. If the optionee disposes of the option shares in a sale, exchange, or other disqualifying disposition before the required holding period ends, he or she will recognize taxable ordinary income in an amount equal to the excess of the fair market value of the option shares at the time of exercise (or, if less, the amount realized on the disposition of the shares) over the exercise price, and we would typically be allowed a federal income tax deduction equal to such amount. While the exercise of an incentive stock option does not result in current taxable income, the excess of the fair market value of the option shares at the time of exercise over the exercise price will be an item of adjustment for purposes of determining the optionee’s alternative minimum taxable income.

Stock Appreciation Rights.   A participant receiving a stock appreciation right typically will not recognize income, and we will not be allowed a tax deduction, at the time the award is granted. When the participant exercises the stock appreciation right, the amount of cash and the fair market value of any shares of our common stock received will be ordinary income to the participant and we will typically be allowed as a corresponding federal income tax deduction at that time.
Restricted Stock.   Unless a participant makes an election to accelerate recognition of income to the date of grant as described below, the participant will not recognize income, and we will not be allowed a tax deduction, at the time a restricted stock award is granted, provided that the award is subject to restrictions on transfer and is subject to a substantial risk of forfeiture. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of our common stock as of that date (less any amount he or she paid for the stock), and we will typically be allowed a corresponding federal income tax deduction at that time, subject to limitations in certain circumstances. If the participant files an election under Code Section 83(b) within thirty (30) days after the date of grant of the restricted stock, he or she will recognize ordinary income as of the date of grant equal to the fair market value of the stock as of that date (less any amount paid for the stock), and we will typically be allowed a corresponding federal income tax deduction, subject to limitations in certain circumstances at that time. Any future appreciation in the stock will be taxable to the participant at capital gains rates. However, if the stock is later forfeited, the participant will not be able to recover the tax previously paid pursuant to the Section 83(b) election. To the extent unrestricted dividends are paid during the restricted period under the applicable award agreement, any such dividends will be taxable to the participant at ordinary income tax rates and will be deductible by us unless the participant has made a Section 83(b) election, in which case the dividends will thereafter be taxable to the participant as dividends and will not be deductible by us.
Stock Units.   A participant typically will not recognize income, and we will not be allowed a tax deduction, at the time a stock unit award is granted. Upon receipt of shares of our common stock (or the equivalent value in cash) in settlement of a stock unit award, a participant will recognize ordinary income equal to the fair market value of our common stock or other property as of that date, and we will typically be allowed a corresponding federal income tax deduction at that time, subject to limitations in certain circumstances.
Cash-Based Performance Awards.   A participant will not recognize income, and we will not be allowed a tax deduction, at the time a cash-based performance award is granted (for example, when the performance goals are established). Upon receipt of cash in settlement of the award, the participant will recognize ordinary income equal to the cash received, and we will typically be allowed a corresponding federal income tax deduction at that time, subject to limitations in certain circumstances.
Section 409A.   The 2015 Incentive Plan permits the grant of various types of incentive awards, which may or may not be exempt from Code Section 409A. If an award is subject to Section 409A, and if the requirements of Section 409A are not met, the taxable events as described above could apply earlier than described, and could result in the imposition of additional taxes and penalties. Restricted stock awards, and stock options that comply with the terms of the 2015 Incentive Plan, are generally exempt from the application of Section 409A. Restricted stock units and other equity-based awards that are granted in one year and payable in a later year may be subject to Section 409A unless they are designed to satisfy the short-term deferral exemption from such law. If not exempt, such awards must be specially designed to meet the requirements of Section 409A in order to avoid early taxation and penalties.
Tax Withholding.   The Company has the right to deduct or withhold, or require a participant to remit to the Company, an amount sufficient to satisfy federal, state and local taxes (including employment taxes) required by law to be withheld with respect to any exercise, lapse of restriction or other taxable event arising as a result of the 2015 Incentive Plan.
Stock Options and Rights Issued to Named Executive Officers and Others
Grants and awards under the 2015 Incentive Plan, which may be made to Company executive officers, directors and other employees or consultants, are made in the discretion of the Compensation Committee. The following table sets forth the number of stock options and rights (in the form of restricted stock units)

that have been granted under the 2015 Incentive Plan to our named executive officers and the other individuals and groups indicated, as of December 31, 2022.
Name and Principal Position	Stock Options Granted under the Plan Since Inception	Restricted Stock Units Granted under the Plan Since Inception(1)
James F. Oliviero President, Chief Executive Officer and Director	—	30,000
Garrett Gray Chief Financial Officer, Corporate Secretary and Treasurer	—	15,000
All Current Executive Officers as a Group	—	45,000
All Non-Executive Directors as a Group	—	—
Each Associate of any such Directors or Executive Officers	—	—
All Employees as a Group (Including Officers who are not Executive Officers)	—	40,000

(1)
Does not include awards of restricted stock granted under the 2015 Incentive Plan.

Securities Authorized for Issuance Under Equity Compensation Plans
The following table contains information about our equity compensation plans as of December 31, 2022.
Equity Compensation Plan Information
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	27,000	$31.35	2,238,798
Equity compensation plans not approved by security holders	10,000	$1.30
Total	37,000		2,238,798
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF AN AMENDMENT TO OUR AMENDED AND RESTATED 2015 INCENTIVE PLAN TO INCREASE THE SHARES OF COMMON STOCK AVAILABLE FOR ISSUANCE UNDER THE PLAN BY 3,000,000 SHARES FROM 3,000,000 TO 6,000,000.

ADDITIONAL INFORMATION
Householding of Annual Meeting Materials
Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement, 2022 Annual Report or Notice of Internet Availability of Proxy Materials may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of these documents to you if you contact us orally or in writing at: Checkpoint Therapeutics, Inc., 95 Sawyer Road, Suite 110, Waltham, MA 02453, Attn: Garrett Gray, or at (781) 652-4500.
If you want to receive separate copies of the proxy statement, annual report or Notice of Internet Availability of Proxy Materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address or phone number.
Stockholder Proposals for Our 2024 Annual Meeting
Only proper proposals under Rule 14a-8 of the Exchange Act which are timely received will be included in the proxy materials for our next annual meeting. In order to be considered timely, such proposal must be received by our Corporate Secretary, Garrett Gray, at 95 Sawyer Road, Suite 110, Waltham, MA 02453, no later than December 31, 2023. We suggest that stockholders submit any stockholder proposal by certified mail, return receipt requested.
Our Bylaws require stockholders to provide advance notice to the Company of any stockholder director nomination(s) and any other matter a stockholder wishes to present for action at an annual meeting of stockholders (other than matters to be included in our proxy statement, which are discussed in the previous paragraph). In order to properly bring business before an annual meeting, our Bylaws require, among other things, that the stockholder submit written notice thereof complying with our Bylaws to Garrett Gray, our Corporate Secretary, at the above address, not less than 50 days nor more than 90 days prior to the anniversary of the preceding year’s annual meeting. Therefore, the Company must receive notice of a stockholder proposal submitted other than pursuant to Rule 14a-8 (as discussed above) no sooner than March 14, 2024, and no later than April 23, 2024. If a stockholder fails to provide timely notice of a proposal to be presented at our 2024 Annual Meeting of Stockholders, the proxy designated by our Board will have discretionary authority to vote on any such proposal that may come before the meeting.
Other Matters
Our Board does not know of any other matters that may come before the meeting. However, if any other matters are properly presented to the meeting, it is the intention of the person named in the accompanying proxy card to vote, or otherwise act, in accordance with their judgment on such matters.
Solicitation of Proxies
We will bear the cost of solicitation of proxies. In addition to the solicitation of proxies by mail, our officers and employees may solicit proxies in person or by telephone. We may reimburse brokers or persons holding stock in their names, or in the names of their nominees, for their expenses in sending proxies and proxy material to beneficial owners.
Incorporation of Information by Reference
The Audit Committee Report contained in this proxy statement is not deemed filed with the SEC and shall not be deemed incorporated by reference into any prior or future filings made by us under the Securities Act of 1933, as amended or the Exchange Act, except to the extent that we specifically incorporate such information by reference. Our Annual Report on Form 10-K for the year ended December 31, 2022, delivered to you together with this proxy statement, is hereby incorporated by reference.

APPENDIX A
CERTIFICATE OF AMENDMENT
OF
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
CHECKPOINT THERAPEUTICS, INC.
Checkpoint Therapeutics, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify as follows:
FIRST: That the Corporation’s original Certificate of Incorporation was filed on November 10, 2014.
SECOND: That the Board of Directors of the Corporation duly adopted resolutions by written consent proposing and declaring advisable the amendment of the Amended and Restated Certificate of Incorporation of the Corporation, as follows:
The first paragraph of ARTICLE IV of the Amended and Restated Certificate of Incorporation be replaced and amended in its entirety to read as follows:
1. Common Stock. The total number of shares of capital stock that the Corporation shall have the authority to issue is eighty million (80,000,000) shares of Common Stock, with $0.0001 par value, of which seven hundred thousand (700,000) shares are designated as “Class A Common Stock” (the “Class A Common Stock”). The powers, preferences and relative participating, optional and other special rights of the respective classes of the Corporation’s capital stock or the holders thereof and the qualifications, limitations and restrictions thereof are as follows:
THIRD: That the stockholders of the Corporation approved and adopted such amendments by written consent in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware.
FOURTH: That such amendment of the Amended and Restated Certificate of Incorporation of the Corporation was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.
IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of the Amended and Restated Certificate of Incorporation to be signed by its President and Chief Executive Officer this     day of June, 2023.
CHECKPOINT THERAPEUTICS, INC.
By:

      James F. Oliviero, President and CEO

A-1

APPENDIX B
CHECKPOINT THERAPEUTICS, INC.
AMENDED AND RESTATED
2015 INCENTIVE PLAN
ARTICLE 1
PURPOSE
1.1.   GENERAL.   The purpose of the Checkpoint Therapeutics, Inc. Amended and Restated 2015 Incentive Plan (the “Plan”) is to promote the success, and enhance the value, of Checkpoint Therapeutics, Inc. (the “Company”), by linking the personal interests of employees, officers, directors and consultants of the Company or any Affiliate (as defined below) to those of Company stockholders and by providing such persons with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of employees, officers, directors and consultants upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent. Accordingly, the Plan permits the grant of incentive awards from time to time to selected employees, officers, directors and consultants of the Company and its Affiliates.
1.2   HISTORY.   The Plan was originally adopted by the Board on March 3, 2015, and was approved by the stockholders of the Company on the same date. The Plan was amended and restated by the Board on December 18, 2015, and was approved by the stockholders of the Company on the same date. The Plan was further amended and restated by the Board on April 10, 2017 and approved by the stockholders of the Company on June 14, 2017. The Plan was further amended by the Board on March 3, 2020, and approved by the stockholders of the Company on June 4, 2020. The Plan was further amended by the Board on November 3, 2022, and was approved by the stockholders of the Company on the same date. The Plan was further amended and restated by the Board on April 5, 2023, contingent on approval of the stockholders of the Company on June 12, 2023.
ARTICLE 2
DEFINITIONS
2.1.   DEFINITIONS.   When a word or phrase appears in this Plan with the initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase shall generally be given the meaning ascribed to it in this Section or in Section 1.1 unless a clearly different meaning is required by the context. The following words and phrases shall have the following meanings:
(a)   “Affiliate” means (i) any Subsidiary or Parent, or (ii) an entity that directly or through one or more intermediaries controls, is controlled by or is under common control with, the Company, as determined by the Committee.
(b)   “Award” means an award of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Deferred Stock Units, Performance Awards, Other Stock-Based Awards, or any other right or interest relating to Stock or cash, granted to a Participant under the Plan.
(c)   “Award Certificate” means a written document, in such form as the Committee prescribes from time to time, setting forth the terms and conditions of an Award. Award Certificates may be in the form of individual award agreements or certificates or a program document describing the terms and provisions of an Award or series of Awards under the Plan. The Committee may provide for the use of electronic, internet or other non-paper Award Certificates, and the use of electronic, internet or other non-paper means for the acceptance thereof and actions thereunder by a Participant.
(d)   “Beneficial Owner” shall have the meaning given such term in Rule 13d-3 of the General Rules and Regulations under the 1934 Act.
(e)   “Board” means the Board of Directors of the Company.
(f)   “Cause” as a reason for a Participant’s termination of employment shall have the meaning assigned such term in the employment, consulting, severance or similar agreement, if any, between such

Participant and the Company or an Affiliate; provided, however, that if there is no such employment, consulting, severance or similar agreement in which such term is defined, and unless otherwise defined in the applicable Award Certificate, “Cause” shall mean any of the following acts by the Participant, as determined by the Committee: (i) the commission of any act by the Participant constituting financial dishonesty against the Company or any of its Affiliates (which act would be chargeable as a crime under applicable law); (ii) the Participant’s engaging in any other act of dishonesty, fraud, intentional misrepresentation, moral turpitude, illegality or harassment which would: (A) materially adversely affect the business or the reputation of the Company or any of its Affiliates with their respective then-current or prospective customers, suppliers, lenders and/or other third parties with whom such entity does or might do business; or (B) expose the Company or any of its Affiliates to a risk of civil or criminal legal damages, liabilities or penalties; (iii) the willful and repeated failure by the Participant to follow the lawful directives of the Board or the Participant’s supervisor; (iv) any material misconduct, material violation of the Company’s written policies, or willful and deliberate non-performance of duty by the Participant in connection with the business affairs of the Company or any of its Affiliates; or (v) the Participant’s material breach of any employment, severance, non-competition, non-solicitation, confidential information, or restrictive covenant agreement, or similar agreement, with the Company or an Affiliate. The determination of the Committee as to the existence of “Cause” shall be conclusive on the Participant and the Company.
(g)   ”Change in Control” means and includes the occurrence of any one of the following events but shall specifically exclude a Public Offering:
(i)   during any consecutive 12-month period, individuals who, at the beginning of such period, constitute the Board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of such Board, provided that any person becoming a director after the beginning of such 12-month period and whose election or nomination for election was approved by a vote of at least a majority of the Incumbent Directors then on the Board shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to the election or removal of directors (“Election Contest”) or other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board (“Proxy Contest”), including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest, shall be deemed an Incumbent Director; or
(ii)   any Person, other than a Principal Stockholder, becomes a Beneficial Owner, directly or indirectly, of either (A) 50% or more of the then-outstanding shares of common stock of the Company (“Company Common Stock”) or (B) securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities eligible to vote for the election of directors (the “Company Voting Securities”); provided, however, that for purposes of this subsection (ii), the following acquisitions of Company Common Stock or Company Voting Securities shall not constitute a Change in Control: (w) an acquisition directly or indirectly from the Company, (x) an acquisition by the Company or a Subsidiary, (y) an acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary, or (z) an acquisition pursuant to a Non-Qualifying Transaction (as defined in subsection (iii) below); or
(iii)   the consummation of a reorganization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company or a Subsidiary (a “Reorganization”), or the sale or other disposition of all or substantially all of the Company’s assets (a “Sale”) or the acquisition of assets or stock of another corporation or other entity (an “Acquisition”), unless immediately following such Reorganization, Sale or Acquisition: (A) all or substantially all of the individuals and entities who were the Beneficial Owners, respectively, of the outstanding Company Common Stock and outstanding Company Voting Securities immediately prior to such Reorganization, Sale or Acquisition beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the entity resulting from such Reorganization, Sale or Acquisition (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company’s assets or stock either directly or through one or more subsidiaries, the

“Surviving Entity”) in substantially the same proportions as their ownership, immediately prior to such Reorganization, Sale or Acquisition, of the outstanding Company Common Stock and the outstanding Company Voting Securities, as the case may be, and (B) no person (other than (x) the Company or any Subsidiary, (y) the Surviving Entity or its ultimate parent entity, or (z) any employee benefit plan (or related trust) sponsored or maintained by any of the foregoing) is the Beneficial Owner, directly or indirectly, of 50% or more of the total common stock or 50% or more of the total voting power of the outstanding voting securities eligible to elect directors of the Surviving Entity, and (C) at least a majority of the members of the board of directors of the Surviving Entity were Incumbent Directors at the time of the Board’s approval of the execution of the initial agreement providing for such Reorganization, Sale or Acquisition (any Reorganization, Sale or Acquisition which satisfies all of the criteria specified in (A), (B) and (C) above shall be deemed to be a “Non-Qualifying Transaction”).
(h)   “Code” means the Internal Revenue Code of 1986, as amended from time to time. For purposes of this Plan, references to sections of the Code shall be deemed to include references to any applicable regulations thereunder and any successor or similar provision.
(i)   “Committee” means the committee of the Board described in Article 4.
(j)   “Company” means Checkpoint Therapeutics, Inc., a Delaware corporation, or any successor corporation.
(k)   “Continuous Service” means the absence of any interruption or termination of service as an employee, officer, consultant or director of the Company or any Affiliate, as applicable; provided, however, that for purposes of an Incentive Stock Option “Continuous Service” means the absence of any interruption or termination of service as an employee of the Company or any Parent or Subsidiary, as applicable, pursuant to applicable tax regulations. Continuous Service shall not be considered interrupted in the following cases: (i) a Participant transfers employment between the Company and an Affiliate or between Affiliates, (ii) in the discretion of the Committee as specified at or prior to such occurrence, in the case of a spin-off, sale or disposition of the Participant’s employer from the Company or any Affiliate, (iii) a Participant transfers from being an employee of the Company or an Affiliate to being a director of the Company or of an Affiliate, or vice versa, (iv) in the discretion of the Committee as specified at or prior to such occurrence, a Participant transfers from being an employee of the Company or an Affiliate to being a consultant to the Company or of an Affiliate, or vice versa, or (v) any leave of absence authorized in writing by the Company prior to its commencement; provided, however, that for purposes of Incentive Stock Options, no such leave may exceed 90 days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 91st day of such leave any Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Whether military, government or other service or other leave of absence shall constitute a termination of Continuous Service shall be determined in each case by the Committee at its discretion, and any determination by the Committee shall be final and conclusive; provided, however, that for purposes of any Award that is subject to Code Section 409A, the determination of a leave of absence must comply with the requirements of a “bona fide leave of absence” as provided in Treas. Reg. Section 1.409A-1(h).
(l)   “Covered Employee” means a covered employee as defined in Code Section 162(m)(3).
(m)   “Deferred Stock Unit” means a right granted to a Participant under Article 9 to receive Shares (or the equivalent value in cash or other property if the Committee so provides) at a future time as determined by the Committee, or as determined by the Participant within guidelines established by the Committee in the case of voluntary deferral elections.
(n)   “Disability” of a Participant means that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months. If the determination of Disability relates to an Incentive Stock Option, Disability means Permanent and Total Disability as defined in Section 22(e)(3) of the Code. In the event of a dispute, the determination of whether a Participant is Disabled will be made by the Committee and may be supported by the advice of a physician competent in the area to which such Disability relates.
(o)   “Dividend Equivalent” means a right granted with respect to an Award pursuant to Article 11.
(p)   “Effective Date” has the meaning assigned such term in Section 3.1.
(q)   “Eligible Participant” means an employee, officer, consultant or director of the Company or any Affiliate.
(r)   “Exchange” means any national securities exchange on which the Stock may from time to time be listed or traded.
(s)   “Fair Market Value,” on any date, means (i) if the Stock is listed on an Exchange, the closing sales price on such Exchange on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, or (ii) if the Stock is not listed on an Exchange, the mean between the bid and offered prices as quoted by the applicable interdealer quotation system for such date, provided that if the Stock is not quoted on an interdealer quotation system or it is determined that the fair market value is not properly reflected by such quotations, Fair Market Value will be determined by such other method as the Committee determines in good faith to be reasonable and in compliance with Code Section 409A.
(t)   “Full-Value Award” means an Award other than in the form of an Option or SAR, and which is settled by the issuance of Stock (or at the discretion of the Committee, settled in cash valued by reference to Stock value).
(u)   ”Good Reason” (or a similar term denoting constructive termination) has the meaning, if any, assigned such term in the employment, consulting, severance or similar agreement, if any, between a Participant and the Company or an Affiliate; provided, however, that if there is no such employment, consulting, severance or similar agreement in which such term is defined, “Good Reason” shall have the meaning, if any, given such term in the applicable Award Certificate. If not defined in either such document, the term “Good Reason” as used herein shall not apply to a particular Award.
(v)   “Grant Date” of an Award means the first date on which all necessary corporate action has been taken to approve the grant of the Award as provided in the Plan, or such later date as is determined and specified as part of that authorization process. Notice of the grant shall be provided to the grantee within a reasonable time after the Grant Date.
(w)   “Incentive Stock Option” means an Option that is intended to be an incentive stock option and meets the requirements of Section 422 of the Code or any successor provision thereto.
(x)   “Independent Directors” means those members of the Board who qualify at any given time as an “independent” director under the applicable rules of each Exchange on which the Shares are listed, as a “non-employee” director under Rule 16b-3 of the 1934 Act, and as an “outside” director under Section 162(m) of the Code.
(y)   “Non-Employee Director” means a director of the Company who is not a common law employee of the Company or an Affiliate.
(z)   “Nonstatutory Stock Option” means an Option that is not an Incentive Stock Option.
(aa)   “Option” means a right granted to a Participant under Article 7 of the Plan to purchase Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Nonstatutory Stock Option.
(bb)   “Other Stock-Based Award” means a right, granted to a Participant under Article 12, that relates to or is valued by reference to Stock or other Awards relating to Stock.
(cc)   “Parent” means a corporation, limited liability company, partnership or other entity which owns or beneficially owns a majority of the outstanding voting stock or voting power of the Company.

Notwithstanding the above, with respect to an Incentive Stock Option, Parent shall have the meaning set forth in Section 424(e) of the Code.
(dd)   “Participant” means an Eligible Participant who has been granted an Award under the Plan; provided that in the case of the death of a Participant, the term “Participant” refers to a beneficiary designated pursuant to Section 14.4 or the legal guardian or other legal representative acting in a fiduciary capacity on behalf of the Participant under applicable state law and court supervision.
(ee)   “Performance Award” means any award granted under the Plan pursuant to Article 10.
(ff)   “Person” means any individual, entity or group, within the meaning of Section 3(a)(9) of the 1934 Act and as used in Section 13(d)(3) or 14(d)(2) of the 1934 Act.
(gg)   “Plan” means the Checkpoint Therapeutics, Inc. Amended and Restated 2015 Incentive Plan, as amended from time to time.
(hh)   “Principal Stockholder” means Fortress Biotech, Inc., or any entity that is directly or indirectly affiliated with the Principal Stockholder.
(ii)   “Public Offering” means a public offering of any class or series of the Company’s equity securities pursuant to a registration statement filed by the Company under the 1933 Act or registration of the Company’s equity securities pursuant to Section 12(b) or 12(g) of the 1934 Act.
(jj)   “Qualified Performance-Based Award” means an Award that is either (i) intended to qualify for the Section 162(m) Exemption and is made subject to performance goals based on Qualified Business Criteria as set forth in Section 11.2, or (ii) an Option or SAR having an exercise price equal to or greater than the Fair Market Value of the underlying Stock as of the Grant Date.
(kk)   “Qualified Business Criteria” means one or more of the Business Criteria listed in Section 11.2 upon which performance goals for certain Qualified Performance-Based Awards may be established by the Committee.
(ll)   “Restricted Stock” means Stock granted to a Participant under Article 9 that is subject to certain restrictions and to risk of forfeiture.
(mm)   “Restricted Stock Unit” means the right granted to a Participant under Article 9 to receive shares of Stock (or the equivalent value in cash or other property if the Committee so provides) in the future, which right is subject to certain restrictions and to risk of forfeiture.
(nn)   “Section 162(m) Exemption” means the exemption from the limitation on deductibility imposed by Section 162(m) of the Code that is set forth in Section 162(m)(4)(C) of the Code or any successor provision thereto.
(oo)   “Shares” means shares of the Company’s Stock. If there has been an adjustment or substitution with respect to the Shares (whether or not pursuant to Article 14), the term “Shares” shall also include any shares of stock or other securities that are substituted for Shares or into which Shares are adjusted.
(pp)   “Specified Employee” has the meaning given such term in Code Section 409A and the final regulations thereunder.
(qq)   “Stock” means the $0.001 par value common stock of the Company and such other securities of the Company as may be substituted for Stock pursuant to Article 14.
(rr)   “Stock Appreciation Right” or “SAR” means a right granted to a Participant under Article 8 to receive a payment equal to the difference between the Fair Market Value of a Share as of the date of exercise of the SAR over the base price of the SAR, all as determined pursuant to Article 8.
(ss)   “Subsidiary” means any corporation, limited liability company, partnership or other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company. Notwithstanding the above, with respect to an Incentive Stock Option, Subsidiary shall have the meaning set forth in Section 424(f) of the Code.
(tt)   “1933 Act” means the Securities Act of 1933, as amended from time to time.
(uu)   “1934 Act” means the Securities Exchange Act of 1934, as amended from time to time.
ARTICLE 3
EFFECTIVE TERM OF PLAN
3.1.   EFFECTIVE DATE.   The Plan became effective on March 3, 2015 (the “Effective Date”). This second amended and restated of the Plan will become effective on the date it is approved by the Company’s stockholders.
3.2.   TERMINATION OF PLAN.   Unless earlier terminated as provided herein, the Plan shall continue in effect until the tenth anniversary of the date the Company’s stockholders approve this second amended and restated of the Plan. The termination of the Plan on such date shall not affect the validity of any Award outstanding on the date of termination, which shall continue to be governed by the applicable terms and conditions of the Plan.
ARTICLE 4
ADMINISTRATION
4.1.   COMMITTEE.   The Plan shall be administered by a Committee appointed by the Board (which Committee shall consist of at least two directors) or, at the discretion of the Board from time to time, the Plan may be administered by the Board. It is intended that at least two of the directors appointed to serve on the Committee shall be Independent Directors and that any members of the Committee who do not so qualify shall abstain from participating in any decision to make or administer Awards that are made to Eligible Participants who at the time of consideration for such Award (i) are persons subject to the short-swing profit rules of Section 16 of the 1934 Act or (ii) are reasonably anticipated to become Covered Employees during the term of the Award. However, the mere fact that a Committee member shall fail to qualify as an Independent Director or shall fail to abstain from such action shall not invalidate any Award made by the Committee which Award is otherwise validly made under the Plan. The members of the Committee shall be appointed by, and may be changed at any time and from time to time in the discretion of, the Board. Unless and until changed by the Board, the Compensation Committee of the Board is designated as the Committee to administer the Plan. The Board may reserve to itself any or all of the authority and responsibility of the Committee under the Plan or may act as administrator of the Plan for any and all purposes. To the extent the Board has reserved any authority and responsibility or during any time that the Board is acting as administrator of the Plan, it shall have all the powers and protections of the Committee hereunder, and any reference herein to the Committee (other than in this Section 4.1) shall include the Board. To the extent any action of the Board under the Plan conflicts with actions taken by the Committee, the actions of the Board shall control.
4.2.   ACTION AND INTERPRETATIONS BY THE COMMITTEE.   For purposes of administering the Plan, the Committee may from time to time adopt rules, regulations, guidelines and procedures for carrying out the provisions and purposes of the Plan and make such other determinations, not inconsistent with the Plan, as the Committee may deem appropriate. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award in the manner and to the extent it deems necessary to carry out the intent of the Plan. The Committee’s interpretation of the Plan, any Awards granted under the Plan, any Award Certificate and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties and shall be given the maximum deference permitted by applicable law. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Affiliate, the Company’s or an Affiliate’s independent certified public accountants, Company counsel or any executive compensation consultant or other professional retained by the Company or the Committee to assist in the administration of the Plan. No member of the Committee will be liable for any good faith determination, act or omission in connection with the Plan or any Award.

4.3.   AUTHORITY OF COMMITTEE.   Except as provided in Section 4.1 hereof, the Committee has the exclusive power, authority and discretion to:
(a)
grant Awards;

(b)
designate Participants;

(c)   determine the type or types of Awards to be granted to each Participant;
(d)   determine the number of Awards to be granted and the number of Shares or dollar amount to which an Award will relate;
(e)   determine the terms and conditions of any Award granted under the Plan;
(f)   prescribe the form of each Award Certificate, which need not be identical for each Participant;
(g)   decide all other matters that must be determined in connection with an Award;
(h)   establish, adopt or revise any rules, regulations, guidelines or procedures as it may deem necessary or advisable to administer the Plan;
(i)   make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan;
(j)   amend the Plan or any Award Certificate as provided herein; and
(k)   adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of the United States or any non-U.S. jurisdictions in which the Company or any Affiliate may operate, in order to assure the viability of the benefits of Awards granted to participants located in the United States or such other jurisdictions and to further the objectives of the Plan.
Notwithstanding any of the foregoing, grants of Awards to Non-Employee Directors hereunder shall (i) be subject to the applicable award limits set forth in Section 5.1 hereof, and (ii) be made only in accordance with the terms, conditions and parameters of a plan, program or policy for the compensation of Non-Employee Directors as in effect from time to time that is approved and administered by the Board. The Committee may not make other discretionary grants hereunder to Non-Employee Directors.
4.4.   DELEGATION.   The Committee may, by resolution, expressly delegate to a special committee, consisting of one or more directors who may but need not be officers of the Company, the authority, within specified parameters as to the number and terms of Awards, to (i) designate officers and/or employees of the Company or any of its Affiliates to be recipients of Awards under the Plan, and (ii) to determine the number of such Awards to be received by any such Participants; provided, however, that such delegation of duties and responsibilities to an officer of the Company may not be made with respect to the grant of Awards to eligible participants (a) who are subject to Section 16(a) of the 1934 Act at the Grant Date, or (b) who as of the Grant Date are reasonably anticipated to be become Covered Employees during the term of the Award. The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report regularly to the Committee regarding the delegated duties and responsibilities and any Awards so granted.
4.5.   INDEMNIFICATION.   Each person who is or shall have been a member of the Committee, or of the Board, or an officer of the Company to whom authority was delegated in accordance with this Article 4 shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s charter or bylaws, as amended from time to time, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.
ARTICLE 5
SHARES SUBJECT TO THE PLAN
5.1.   NUMBER OF SHARES.   Subject to adjustment as provided in Sections 5.2 and Section 15.1, the aggregate number of Shares reserved and available for issuance pursuant to Awards granted under the Plan shall be 6,000,000. The maximum number of Shares that may be issued upon exercise of Incentive Stock Options granted under the Plan shall be 6,000,000. The maximum aggregate number of Shares associated with any Award granted under the Plan in any calendar year to any one Non-Employee Director shall be 100,000 Shares.
5.2.   SHARE COUNTING.   Shares covered by an Award shall be subtracted from the Plan share reserve as of the Grant Date, but shall be added back to the Plan share reserve in accordance with this Section 5.2.
(a)   To the extent that an Award is canceled, terminates, expires, is forfeited or lapses for any reason, any unissued or forfeited Shares originally subject to the Award will be added back to the Plan share reserve and again be available for issuance pursuant to Awards granted under the Plan.
(b)   Shares subject to Awards settled in cash will be added back to the Plan share reserve and again be available for issuance pursuant to Awards granted under the Plan.
(c)   Shares withheld or repurchased from an Award or delivered by a Participant to satisfy minimum tax withholding requirements will be added back to the Plan share reserve and again be available for issuance pursuant to Awards granted under the Plan.
(d)   If the exercise price of an Option is satisfied in whole or in part by delivering Shares to the Company (by either actual delivery or attestation), the number of Shares so tendered (by delivery or attestation) shall be added to the Plan share reserve and will be available for issuance pursuant to Awards granted under the Plan.
(e)   To the extent that the full number of Shares subject to an Option or SAR is not issued upon exercise of the Option or SAR for any reason, including by reason of net-settlement of the Award, the unissued Shares originally subject to the Award will be added back to the Plan share reserve and again be available for issuance pursuant to other Awards granted under the Plan.
(f)   To the extent that the full number of Shares subject to an Award other than an Option or SAR is not issued for any reason, including by reason of failure to achieve maximum performance goals, the unissued Shares originally subject to the Award will be added back to the Plan share reserve and again be available for issuance pursuant to Awards granted under the Plan.
(g)   Substitute Awards granted pursuant to Section 14.9 of the Plan shall not count against the Shares otherwise available for issuance under the Plan under Section 5.1.
(h)   Subject to applicable Exchange requirements, shares available under a stockholder-approved plan of a company acquired by the Company (as appropriately adjusted to Shares to reflect the transaction) may be issued under the Plan pursuant to Awards granted to individuals who were not employees of the Company or its Affiliates immediately before such transaction and will not count against the maximum share limitation specified in Section 5.1.
5.3.   STOCK DISTRIBUTED.   Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.
5.4.   LIMITATION ON AWARDS.   Notwithstanding any provision in the Plan to the contrary (but subject to adjustment as provided in Article 15):
(a)   Options.   The maximum number of Options granted under the Plan in any calendar year to any one Participant shall be for 2,000,000 Shares.

(b)   SARs.   The maximum number of Stock Appreciation Rights granted under the Plan in any calendar year to any one Participant shall be with respect to 2,000,000 Shares.
(c)   Performance Awards.   With respect to any calendar year (i) the maximum amount that may be paid to any one Participant for Performance Awards payable in cash or property other than Shares shall be $10,000,000, and (ii) the maximum number of Shares that may be paid to any one Participant for Performance Awards payable in Stock shall be 2,000,000 Shares. For purposes of applying these limits in the case of multi-year performance periods, the amount of cash or property or number of Shares deemed paid with respect to any calendar year is the total amount payable or Shares earned for the performance period divided by the number of calendar years in the performance period.
ARTICLE 6
ELIGIBILITY
6.1.   GENERAL.   Awards may be granted only to Eligible Participants. Incentive Stock Options may be granted only to Eligible Participants who are employees of the Company or a Parent or Subsidiary as defined in Section 424(e) and (f) of the Code. Eligible Participants who are service providers to an Affiliate may be granted Options or SARs under this Plan only if the Affiliate qualifies as an “eligible issuer of service recipient stock” within the meaning of Treas. Reg. Section 1.409A-1(b)(5)(iii)(E) of the final regulations under Code Section 409A.
ARTICLE 7
STOCK OPTIONS
7.1.   GENERAL.   The Committee is authorized to grant Options to Participants on the following terms and conditions:
(a)   EXERCISE PRICE.   The exercise price per Share under an Option shall be determined by the Committee, provided that the exercise price for any Option (other than an Option issued as a substitute Award pursuant to Section 14.9) shall not be less than the Fair Market Value as of the Grant Date.
(b)   PROHIBITION ON REPRICING.   Except as otherwise provided in Article 14, without the prior approval of stockholders of the Company: (i) the exercise price of an Option may not be reduced, directly or indirectly, (ii) an Option may not be cancelled in exchange for cash, other Awards, or Options or SARs with an exercise or base price that is less than the exercise price of the original Option, or otherwise, and (iii) the Company may not repurchase an Option for value (in cash or otherwise) from a Participant if the current Fair Market Value of the Shares underlying the Option is lower than the exercise price per share of the Option
(c)   TIME AND CONDITIONS OF EXERCISE.   The Committee shall determine the time or times at which an Option may be exercised in whole or in part, subject to Section 7.1(e). The Committee shall also determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised or vested.
(d)   PAYMENT.   The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, and the methods by which Shares shall be delivered or deemed to be delivered to Participants. As determined by the Committee at or after the Grant Date, payment of the exercise price of an Option may be made, in whole or in part, in the form of (i) cash or cash equivalents, (ii) delivery (by either actual delivery or attestation) of previously-acquired Shares based on the Fair Market Value of the Shares on the date the Option is exercised, (iii) withholding of Shares from the Option based on the Fair Market Value of the Shares on the date the Option is exercised, (iv) broker-assisted market sales, or (iv) any other “cashless exercise” arrangement.
(e)   EXERCISE TERM.   Except for Nonstatutory Options granted to Participants outside the United States, no Option granted under the Plan shall be exercisable for more than ten years from the Grant Date.
(f)   NO DEFERRAL FEATURE.   No Option shall provide for any feature for the deferral of compensation other than the deferral of recognition of income until the exercise or disposition of the Option.

(g)   NO DIVIDEND EQUIVALENTS.   No Option shall provide for Dividend Equivalents.
7.2.   INCENTIVE STOCK OPTIONS.   The terms of any Incentive Stock Options granted under the Plan must comply with the requirements of Section 422 of the Code. Without limiting the foregoing, any Incentive Stock Option granted to a Participant who at the Grant Date owns more than 10% of the voting power of all classes of shares of the Company must have an exercise price per Share of not less than 110% of the Fair Market Value per Share on the Grant Date and an Option term of not more than five years. If all of the requirements of Section 422 of the Code (including the above) are not met, the Option shall automatically become a Nonstatutory Stock Option.
ARTICLE 8
STOCK APPRECIATION RIGHTS
8.1.   GRANT OF STOCK APPRECIATION RIGHTS.   The Committee is authorized to grant Stock Appreciation Rights to Participants on the following terms and conditions:
(a)   RIGHT TO PAYMENT.   Upon the exercise of a SAR, the Participant has the right to receive, for each Share with respect to which the SAR is being exercised, the excess, if any, of (i) the Fair Market Value of one Share on the date of exercise; over (ii) the base price of the SAR as determined by the Committee and set forth in the Award Certificate, which shall not be less than the Fair Market Value of one Share on the Grant Date.
(b)   PROHIBITION ON REPRICING.   Except as otherwise provided in Article 14, without the prior approval of stockholders of the Company: (i) the base price of a SAR may not be reduced, directly or indirectly, (ii) a SAR may not be cancelled in exchange for cash, other Awards, or Options or SARs with an exercise or base price that is less than the base price of the original SAR, or otherwise, and (iii) the Company may not repurchase a SAR for value (in cash or otherwise) from a Participant if the current Fair Market Value of the Shares underlying the SAR is lower than the base price per share of the SAR.
(c)   TIME AND CONDITIONS OF EXERCISE.   The Committee shall determine the time or times at which a SAR may be exercised in whole or in part. Except for SARs granted to Participants outside the United States, no SAR shall be exercisable for more than ten years from the Grant Date.
(d)   NO DEFERRAL FEATURE.   No SAR shall provide for any feature for the deferral of compensation other than the deferral of recognition of income until the exercise or disposition of the SAR.
(e)   NO DIVIDEND EQUIVALENTS.   No SAR shall provide for Dividend Equivalents.
(f)   OTHER TERMS.   All SARs shall be evidenced by an Award Certificate. Subject to the limitations of this Article 8, the terms, methods of exercise, methods of settlement, form of consideration payable in settlement (e.g., cash, Shares or other property), and any other terms and conditions of the SAR shall be determined by the Committee at the time of the grant and shall be reflected in the Award Certificate.
ARTICLE 9
RESTRICTED STOCK, RESTRICTED STOCK UNITS
AND DEFERRED STOCK UNITS
9.1.   GRANT OF RESTRICTED STOCK, RESTRICTED STOCK UNITS AND DEFERRED STOCK UNITS.   The Committee is authorized to make Awards of Restricted Stock, Restricted Stock Units or Deferred Stock Units to Participants in such amounts and subject to such terms and conditions as may be selected by the Committee. An Award of Restricted Stock, Restricted Stock Units or Deferred Stock Units shall be evidenced by an Award Certificate setting forth the terms, conditions, and restrictions applicable to the Award.
9.2.   ISSUANCE AND RESTRICTIONS.   Restricted Stock, Restricted Stock Units or Deferred Stock Units shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, for example, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, upon the satisfaction of performance goals or otherwise, as the Committee determines at the time of the grant of the Award or thereafter. Except as otherwise provided in an Award Certificate or any special Plan document governing an Award, a Participant shall have all of the rights of a stockholder with respect to Restricted Stock, but none of the rights of a stockholder with respect to Restricted Stock Units or Deferred Stock Units until such time as Shares of Stock are paid in settlement of such Awards. Unless otherwise provided in the applicable Award Certificate, Restricted Stock will be entitled to full dividend rights, and any dividends paid thereon will be paid or distributed to the holder no later than the end of the calendar year in which the dividends are paid to stockholders or, if later, the 15th day of the third month following the date the dividends are paid to stockholders.
9.3.   FORFEITURE.   Subject to the terms of the Award Certificate and except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of Continuous Service during the applicable restriction period or upon failure to satisfy a performance goal during the applicable restriction period, Restricted Stock or Restricted Stock Units that are at that time subject to restrictions shall be forfeited.
9.4.   DELIVERY OF RESTRICTED STOCK.   Shares of Restricted Stock shall be delivered to the Participant at the Grant Date either by book-entry registration or by delivering to the Participant, or a custodian or escrow agent (including, without limitation, the Company or one or more of its employees) designated by the Committee, a stock certificate or certificates registered in the name of the Participant. If physical certificates representing shares of Restricted Stock are registered in the name of the Participant, such certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.
ARTICLE 10
PERFORMANCE AWARDS
10.1.   GRANT OF PERFORMANCE AWARDS.   The Committee is authorized to grant any Award under this Plan, including cash-based Awards, with performance-based vesting criteria, on such terms and conditions as may be selected by the Committee. Any such Awards with performance-based vesting criteria are referred to herein as Performance Awards. The Committee shall have the complete discretion to determine the number of Performance Awards granted to each Participant, subject to Section 5.4, and to designate the provisions of such Performance Awards as provided in Section 4.3. All Performance Awards shall be evidenced by an Award Certificate or a written program established by the Committee, pursuant to which Performance Awards are awarded under the Plan under uniform terms, conditions and restrictions set forth in such written program.
10.2.   PERFORMANCE GOALS.   The Committee may establish performance goals for Performance Awards which may be based on any criteria selected by the Committee. Such performance goals may be described in terms of Company-wide objectives or in terms of objectives that relate to the performance of the Participant, an Affiliate or a division, region, department or function within the Company or an Affiliate. If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or an Affiliate conducts its business, or other events or circumstances render performance goals to be unsuitable, the Committee may modify such performance goals in whole or in part, as the Committee deems appropriate. If a Participant is promoted, demoted or transferred to a different business unit or function during a performance period, the Committee may determine that the performance goals or performance period are no longer appropriate and may (i) adjust, change or eliminate the performance goals or the applicable performance period as it deems appropriate to make such goals and period comparable to the initial goals and period, or (ii) make a cash payment to the participant in an amount determined by the Committee. The foregoing two sentences shall not apply with respect to a Performance Award that is intended to be a Qualified Performance-Based Award if the recipient of such award (a) was a Covered Employee on the date of the modification, adjustment, change or elimination of the performance goals or performance period, or (b) in the reasonable judgment of the Committee, may be a Covered Employee on the date the Performance Award is expected to be paid.

ARTICLE 11
QUALIFIED PERFORMANCE-BASED AWARDS
11.1.   OPTIONS AND STOCK APPRECIATION RIGHTS.   The provisions of the Plan are intended to enable Options and Stock Appreciation Rights granted hereunder to any Covered Employee to qualify for the Section 162(m) Exemption.
11.2.   OTHER AWARDS.   When granting any other Award, the Committee may designate such Award as a Qualified Performance-Based Award, based upon a determination that the recipient is or may be a Covered Employee with respect to such Award, and the Committee wishes such Award to qualify for the Section 162(m) Exemption. If an Award is so designated, the Committee shall establish performance goals for such Award within the time period prescribed by Section 162(m) of the Code based on one or more of the following Qualified Business Criteria, which may be expressed in terms of Company-wide objectives or in terms of objectives that relate to the performance of an Affiliate or a division, region, department or function within the Company or an Affiliate:
—
Revenue

—
Sales

—
Profit (net profit, gross profit, operating profit, economic profit, profit margins or other corporate profit measures)

—
Earnings (EBIT, EBITDA, earnings per share, or other corporate earnings measures)

—
Net income (before or after taxes, operating income or other income measures)

—
Cash (cash flow, cash generation or other cash measures)

—
Stock price or performance

—
Total shareholder return (stock price appreciation plus reinvested dividends divided by beginning share price)

—
Economic value added

—
Return measures (including, but not limited to, return on assets, capital, equity, investments or sales, and cash flow return on assets, capital, equity, or sales);

—
Market share

—
Improvements in capital structure

—
Expenses (expense management, expense ratio, expense efficiency ratios or other expense measures)

—
Business expansion or consolidation (acquisitions, divestitures, in-licensing or product acquisitions)

—
Market capitalization

—
Clinical and regulatory milestones

—
Corporate financing activities

—
Supply, production and manufacturing milestones

—
Corporate partnerships or strategic alliances

Performance goals with respect to the foregoing Qualified Business Criteria may be specified in absolute terms, on an adjusted basis, in percentages, or in terms of growth from period to period or growth rates over time, as well as measured relative to the performance of a group of comparator companies, or a published or special index, or a stock market index, that the Committee deems appropriate. Any member of a comparator group or an index that ceases to exist during a measurement period shall be disregarded for the entire measurement period. Performance Goals need not be based upon an increase or positive result under a business criterion and could include, for example, the maintenance of the status quo or the limitation of economic losses (measured, in each case, by reference to a specific business criterion). Performance measures may but need not be determinable in conformance with generally accepted accounting principles
11.3.   PERFORMANCE GOALS.   Each Qualified Performance-Based Award (other than a market-priced Option or SAR) shall be earned, vested and payable (as applicable) only upon the achievement of performance goals established by the Committee based upon one or more of the Qualified Business Criteria, together with the satisfaction of any other conditions, such as continued employment, as the Committee may determine to be appropriate; provided, however, that the Committee may provide, either in connection with the grant thereof or by amendment thereafter, that achievement of such performance goals will be waived, in whole or in part, upon (i) the termination of employment of a Participant by reason of death or Disability, or (ii) the occurrence of a Change in Control. In addition, the Committee has the right, in connection with the grant of a Qualified Performance-Based Award, to exercise negative discretion to determine that the portion of such Award actually earned, vested and/or payable (as applicable) shall be less than the portion that would be earned, vested and/or payable based solely upon application of the applicable performance goals.
11.4.   INCLUSIONS AND EXCLUSIONS FROM PERFORMANCE CRITERIA.   The Committee may provide in any Qualified Performance-Based Award, at the time the performance goals are established, that any evaluation of performance shall exclude or otherwise objectively adjust for any specified circumstance or event that occurs during a performance period, including by way of example but without limitation the following: (a) asset write-downs or impairment charges; (b) litigation or claim judgments or settlements; (c) the effect of changes in tax laws, accounting principles or other laws or provisions affecting reported results; (d) accruals for reorganization and restructuring programs; (e) unusual or infrequently occurring items as described in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year; (f) acquisitions or divestitures; (g) any other specific, unusual or nonrecurring events, or objectively determinable category thereof, including discontinued operations or a change in our fiscal year, and (h) foreign exchange gains and losses. To the extent such inclusions or exclusions affect Awards to Covered Employees, they shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.
11.5.   CERTIFICATION OF PERFORMANCE GOALS.   Any payment of a Qualified Performance-Based Award granted with performance goals pursuant to Section 11.3 above shall be conditioned on the written certification of the Committee in each case that the performance goals and any other material conditions were satisfied. Except as specifically provided in Section 11.3, no Qualified Performance-Based Award held by a Covered Employee or by an employee who in the reasonable judgment of the Committee may be a Covered Employee on the date of payment, may be amended, nor may the Committee exercise any discretionary authority it may otherwise have under the Plan with respect to a Qualified Performance-Based Award under the Plan, in any manner to waive the achievement of the applicable performance goal based on Qualified Business Criteria or to increase the amount payable pursuant thereto or the value thereof, or otherwise in a manner that would cause the Qualified Performance-Based Award to cease to qualify for the Section 162(m) Exemption.
11.6.   AWARD LIMITS.   Section 5.4 sets forth (i) the maximum number of Shares that may be granted in any one-year period to a Participant in designated forms of stock-based Awards, and (ii) the maximum aggregate dollar amount that may be paid with respect to cash-based Awards under the Plan to any one Participant in any fiscal year of the Company.
ARTICLE 12
DIVIDEND EQUIVALENTS
12.1.   GRANT OF DIVIDEND EQUIVALENTS.   The Committee is authorized to grant Dividend Equivalents with respect to Full-Value Awards granted hereunder, subject to such terms and conditions as may be selected by the Committee. Dividend Equivalents shall entitle the Participant to receive payments equal to ordinary cash dividends or distributions with respect to all or a portion of the number of Shares subject to a Full-Value Award, as determined by the Committee. The Committee may provide that Dividend Equivalents will be paid or distributed when accrued or be deemed to have been reinvested in additional

Shares or otherwise reinvested. Unless otherwise provided by the Committee or in the Award Certificate, Dividend Equivalents will be paid or distributed to the Participant no later than the end of the calendar year in which the dividends are paid to stockholders or, if later, the 15th day of the third month following the date the dividends are paid to stockholders.
ARTICLE 13
STOCK OR OTHER STOCK-BASED AWARDS
13.1.   GRANT OF STOCK OR OTHER STOCK-BASED AWARDS.   The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to Shares, as deemed by the Committee to be consistent with the purposes of the Plan, including without limitation Shares awarded purely as a “bonus” and not subject to any restrictions or conditions, convertible or exchangeable debt securities, other rights convertible or exchangeable into Shares, and Awards valued by reference to book value per Share or the value of securities of or the performance of specified Parents or Subsidiaries. The Committee shall determine the terms and conditions of such Awards.
ARTICLE 14
PROVISIONS APPLICABLE TO AWARDS
14.1.   AWARD CERTIFICATES.   Each Award shall be evidenced by an Award Certificate. Each Award Certificate shall include such provisions, not inconsistent with the Plan, as may be specified by the Committee.
14.2.   FORM OF PAYMENT FOR AWARDS.   At the discretion of the Committee, payment of Awards may be made in cash, Stock, a combination of cash and Stock, or any other form of property as the Committee shall determine. In addition, payment of Awards may include such terms, conditions, restrictions and/or limitations, if any, as the Committee deems appropriate, including, in the case of Awards paid in the form of Stock, restrictions on transfer and forfeiture provisions. Further, payment of Awards may be made in the form of a lump sum, or in installments, as determined by the Committee.
14.3.   LIMITS ON TRANSFER.   No right or interest of a Participant in any unexercised or restricted Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or an Affiliate, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or an Affiliate. No unexercised or restricted Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution; provided, however, that Nonstatutory Stock Options may be transferred without consideration to members of a Participant’s immediate family (“Immediate Family Members”), to trusts in which such Immediate Family Members have more than fifty percent (50%) of the beneficial interest, to foundations in which such Immediate Family Members (or the Participant) control the management of assets, and to any other entity (including limited partnerships and limited liability companies) in which the Immediate Family Members (or the Participant) own more than fifty percent (50%) of the voting interest; and, provided, further, that the Committee may (but need not) permit other transfers (other than transfers for value) where the Committee concludes that such transferability (i) does not result in accelerated taxation, (ii) does not cause any Option intended to be an Incentive Stock Option to fail to be described in Code Section 422(b), and (iii) is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, state or federal tax or securities laws applicable to transferable Awards.
14.4.   BENEFICIARIES.   Notwithstanding Section 14.3, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Award Certificate applicable to the Participant, except to the extent the Plan and Award Certificate otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If no beneficiary has been designated or survives the Participant, any payment due to the Participant shall be made to the Participant’s estate. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant, in the manner provided by the Company, at any time provided the change or revocation is filed with the Committee.

14.5.   STOCK TRADING RESTRICTIONS.   All Stock issuable under the Plan is subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal or state securities laws, rules and regulations and the rules of any Exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate or issue instructions to the transfer agent to reference restrictions applicable to the Stock.
14.6.   EFFECT OF A CHANGE IN CONTROL.   Upon the occurrence of a Change in Control: (i) outstanding Options, SARs, and other Awards in the nature of rights that may be exercised shall become fully exercisable, (ii) time-based vesting restrictions on outstanding Awards shall lapse, and (iii) the target payout opportunities attainable under outstanding performance-based Awards shall be deemed to have been fully earned as of the effective date of the Change in Control based upon an assumed achievement of all relevant performance goals at the “target” level, and there shall be a prorata payout to Participants within sixty (60) days following the Change in Control (unless a later date is required by Section 17.3 hereof), based upon the length of time within the performance period that has elapsed prior to the Change in Control. Any Awards shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Award Certificate. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Code Section 422(d), the excess Options shall be deemed to be Nonstatutory Stock Options.
14.7.   ACCELERATION FOR ANY OTHER REASON.   Regardless of whether an event has occurred as described in Section 14.6 above, the Committee may in its sole discretion at any time determine that all or a portion of a Participant’s Options, SARs, and other Awards in the nature of rights that may be exercised shall become fully or partially exercisable, that all or a part of the time-based vesting restrictions on all or a portion of the outstanding Awards shall lapse, and/or that any performance-based criteria with respect to any Awards shall be deemed to be wholly or partially satisfied, in each case, as of such date as the Committee may, in its sole discretion, declare. The Committee may discriminate among Participants and among Awards granted to a Participant in exercising its discretion pursuant to this Section 14.7. Notwithstanding anything in the Plan, including this Section 14.7, the Committee may not accelerate the payment of any Award if such acceleration would violate Section 409A(a)(3) of the Code.
14.8.   FORFEITURE EVENTS.   Awards under the Plan shall be subject to any compensation recoupment policy that the Company may adopt from time to time that is applicable by its terms to the Participant. In addition, the Committee may specify in an Award Certificate that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, (i) termination of employment for cause, (ii) violation of material Company or Affiliate policies, (iii) breach of noncompetition, confidentiality or other restrictive covenants that may apply to the Participant, (iv) other conduct by the Participant that is detrimental to the business or reputation of the Company or any Affiliate, or (v) a later determination that the vesting of, or amount realized from, a Performance Award was based on materially inaccurate financial statements or any other materially inaccurate performance metric criteria, whether or not the Participant caused or contributed to such material inaccuracy.
14.9.   SUBSTITUTE AWARDS.   The Committee may grant Awards under the Plan in substitution for stock and stock-based awards held by employees of another entity who become employees of the Company or an Affiliate as a result of a merger or consolidation of the former employing entity with the Company or an Affiliate or the acquisition by the Company or an Affiliate of property or stock of the former employing corporation. The Committee may direct that the substitute awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances.
ARTICLE 15
CHANGES IN CAPITAL STRUCTURE
15.1.   MANDATORY ADJUSTMENTS.   In the event of a nonreciprocal transaction between the Company and its stockholders that causes the per-share value of the Stock to change (including, without limitation, any stock dividend, stock split, spin-off, rights offering, or large nonrecurring cash dividend), the Committee shall make such adjustments to the Plan and Awards as it deems necessary, in its sole discretion, to prevent dilution or enlargement of rights immediately resulting from such transaction. Action by the Committee may include: (i) adjustment of the number and kind of shares that may be delivered under the

Plan; (ii) adjustment of the number and kind of shares subject to outstanding Awards; (iii) adjustment of the exercise price of outstanding Awards or the measure to be used to determine the amount of the benefit payable on an Award; and (iv) any other adjustments that the Committee determines to be equitable. Notwithstanding the foregoing, the Committee shall not make any adjustments to outstanding Options or SARs that would constitute a modification or substitution of the stock right under Treas. Reg. Section 1.409A-1(b)(5)(v) that would be treated as the grant of a new stock right or change in the form of payment for purposes of Code Section 409A. Without limiting the foregoing, in the event of a subdivision of the outstanding Stock (stock-split), a declaration of a dividend payable in Shares, or a combination or consolidation of the outstanding Stock into a lesser number of Shares, the authorization limits under Sections 5.1 and 5.4 shall automatically be adjusted proportionately, and the Shares then subject to each Award shall automatically, without the necessity for any additional action by the Committee, be adjusted proportionately without any change in the aggregate purchase price therefor.
15.2   DISCRETIONARY ADJUSTMENTS.   Upon the occurrence or in anticipation of any corporate event or transaction involving the Company (including, without limitation, any merger, reorganization, recapitalization, combination or exchange of shares, or any transaction described in Section 15.1), the Committee may, in its sole discretion, provide (i) that Awards will be settled in cash rather than Stock, (ii) that Awards will become immediately vested and non-forfeitable and exercisable (in whole or in part) and will expire after a designated period of time to the extent not then exercised, (iii) that Awards will be assumed by another party to a transaction or otherwise be equitably converted or substituted in connection with such transaction, (iv) that outstanding Awards may be settled by payment in cash or cash equivalents equal to the excess of the fair market value of the underlying Stock, as of a specified date associated with the transaction (or the per-shares transaction price), over the exercise or base price of the Award, (v) that performance targets and performance periods for Performance Awards will be modified, consistent with Code Section 162(m) where applicable, or (vi) any combination of the foregoing. The Committee’s determination need not be uniform and may be different for different Participants whether or not such Participants are similarly situated.
15.3   GENERAL.   Any discretionary adjustments made pursuant to this Article 14 shall be subject to the provisions of Section 16.2. To the extent that any adjustments made pursuant to this Article 14 cause Incentive Stock Options to cease to qualify as Incentive Stock Options, such Options shall be deemed to be Nonstatutory Stock Options.
ARTICLE 16
AMENDMENT, MODIFICATION AND TERMINATION
16.1.   AMENDMENT, MODIFICATION AND TERMINATION.   The Board or the Committee may, at any time and from time to time, amend, modify or terminate the Plan without stockholder approval; provided, however, that if an amendment to the Plan would, in the reasonable opinion of the Board or the Committee, constitute a material change requiring stockholder approval under applicable laws, policies or regulations or the applicable listing or other requirements of an Exchange, then such amendment shall be subject to stockholder approval; and provided, further, that the Board or Committee may condition any other amendment or modification on the approval of stockholders of the Company for any reason, including by reason of such approval being necessary or deemed advisable (i) to comply with the listing or other requirements of an Exchange, or (ii) to satisfy any other tax, securities or other applicable laws, policies or regulations. Except for any mandatory adjustments to the Plan and Awards contemplated by Section 15.1, without the prior approval of the stockholders of the Company, the Plan may not be amended to permit: (i) the exercise price or base price of an Option or SAR to be reduced, directly or indirectly, (ii) an Option or SAR to be cancelled in exchange for cash, other Awards, or Options or SARs with an exercise or base price that is less than the exercise price or base price of the original Option or SAR, or otherwise, or (iii) the Company to repurchase an Option or SAR for value (in cash or otherwise) from a Participant if the current Fair Market Value of the Shares underlying the Option or SAR is lower than the exercise price or base price per share of the Option or SAR.
16.2.   AWARDS PREVIOUSLY GRANTED.   At any time and from time to time, the Committee may amend, modify or terminate any outstanding Award without approval of the Participant; provided, however:

(a)   Subject to the terms of the applicable Award Certificate, such amendment, modification or termination shall not, without the Participant’s consent, reduce or diminish the value of such Award determined as if the Award had been exercised, vested, cashed in or otherwise settled on the date of such amendment or termination (with the per-share value of an Option or SAR for this purpose being calculated as the excess, if any, of the Fair Market Value as of the date of such amendment or termination over the exercise or base price of such Award);
(b)   The original term of an Option or SAR may not be extended without the prior approval of the stockholders of the Company;
(c)   Except as otherwise provided in Article 14, without the prior approval of the stockholders of the Company: (i) the exercise price or base price of an Option or SAR may not be reduced, directly or indirectly, (ii) an Option or SAR may not be cancelled in exchange for cash, other Awards, or Options or SARs with an exercise or base price that is less than the exercise price or base price of the original Option or SAR, or otherwise, and (iii) the Company may not repurchase an Option or SAR for value (in cash or otherwise) from a Participant if the current Fair Market Value of the Shares underlying the Option or SAR is lower than the exercise price or base price per share of the Option or SAR; and
(d)   No termination, amendment, or modification of the Plan shall adversely affect any Award previously granted under the Plan, without the written consent of the Participant affected thereby. An outstanding Award shall not be deemed to be “adversely affected” by a Plan amendment if such amendment would not reduce or diminish the value of such Award determined as if the Award had been exercised, vested, cashed in or otherwise settled on the date of such amendment (with the per-share value of an Option or SAR for this purpose being calculated as the excess, if any, of the Fair Market Value as of the date of such amendment over the exercise or base price of such Award).
16.3.   COMPLIANCE AMENDMENTS.   Notwithstanding anything in the Plan or in any Award Certificate to the contrary, the Board may amend the Plan or an Award Certificate, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of conforming the Plan or Award Certificate to any present or future law relating to plans of this or similar nature (including, but not limited to, Section 409A of the Code), and to the administrative regulations and rulings promulgated thereunder. By accepting an Award under this Plan, a Participant agrees to any amendment made pursuant to this Section 16.3 to any Award granted under the Plan without further consideration or action.
ARTICLE 17
GENERAL PROVISIONS
17.1.   RIGHTS OF PARTICIPANTS.
(a)   No Participant or any Eligible Participant shall have any claim to be granted any Award under the Plan. Neither the Company, its Affiliates nor the Committee is obligated to treat Participants or Eligible Participants uniformly, and determinations made under the Plan may be made by the Committee selectively among Eligible Participants who receive, or are eligible to receive, Awards (whether or not such Eligible Participants are similarly situated).
(b)   Nothing in the Plan, any Award Certificate or any other document or statement made with respect to the Plan, shall interfere with or limit in any way the right of the Company or any Affiliate to terminate any Participant’s employment or status as an officer, or any Participant’s service as a director, at any time, nor confer upon any Participant any right to continue as an employee, officer, or director of the Company or any Affiliate, whether for the duration of a Participant’s Award or otherwise.
(c)   Neither an Award nor any benefits arising under this Plan shall constitute an employment contract with the Company or any Affiliate and, accordingly, subject to Article 15, this Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Committee without giving rise to any liability on the part of the Company or any of its Affiliates.
(d)   No Award gives a Participant any of the rights of a stockholder of the Company unless and until Shares are in fact issued to such person in connection with such Award.

17.2.   WITHHOLDING.   The Company or any Affiliate shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company or such Affiliate, an amount sufficient to satisfy federal, state, and local taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any exercise, lapse of restriction or other taxable event arising as a result of the Plan. The obligations of the Company under the Plan will be conditioned on such payment or arrangements and the Company or such Affiliate will, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant. Unless otherwise determined by the Committee at the time the Award is granted or thereafter, any such withholding requirement may be satisfied, in whole or in part, by withholding from the Award Shares having a Fair Market Value on the date of withholding equal to the amount required to be withheld in accordance with applicable tax requirements, all in accordance with such procedures as the Committee approves (which procedures may permit withholding up to the maximum individual statutory rate in the applicable jurisdiction as may be permitted under then-current accounting principles to qualify for equity classification). All such elections shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.
17.3.   SPECIAL PROVISIONS RELATED TO SECTION 409A OF THE CODE.
(a)   It is intended that the payments and benefits provided under the Plan and any Award shall either be exempt from the application of, or comply with, the requirements of Section 409A of the Code. The Plan and all Award Certificates shall be construed in a manner that effects such intent. Nevertheless, the tax treatment of the benefits provided under the Plan or any Award is not warranted or guaranteed. Neither the Company, its Affiliates nor their respective directors, officers, employees or advisers (other than in his or her capacity as a Participant) shall be held liable for any taxes, interest, penalties or other monetary amounts owed by any Participant or other taxpayer as a result of the Plan or any Award.
(b)   Notwithstanding anything in the Plan or in any Award Certificate to the contrary, to the extent that any amount or benefit that would constitute non-exempt “deferred compensation” for purposes of Section 409A of the Code (“Non-Exempt Deferred Compensation”) would otherwise be payable or distributable, or a different form of payment (e.g., lump sum or installment) of such Non-Exempt Deferred Compensation would be effected, under the Plan or any Award Certificate by reason of the occurrence of a Change in Control, or the Participant’s Disability or separation from service, such Non-Exempt Deferred Compensation will not be payable or distributable to the Participant, and/or such different form of payment will not be effected, by reason of such circumstance unless the circumstances giving rise to such Change in Control, Disability or separation from service meet any description or definition of “change in control event”, “disability” or “separation from service”, as the case may be, in Section 409A of the Code and applicable regulations (without giving effect to any elective provisions that may be available under such definition). This provision does not affect the dollar amount or prohibit the vesting of any Award upon a Change in Control, Disability or separation from service, however defined. If this provision prevents the payment or distribution of any amount or benefit, or the application of a different form of payment of any amount or benefit, such payment or distribution shall be made at the time and in the form that would have applied absent the non-409A-conforming event.
(c)   If any one or more Awards granted under the Plan to a Participant could qualify for any separation pay exemption described in Treas. Reg. Section 1.409A-1(b)(9), but such Awards in the aggregate exceed the dollar limit permitted for the separation pay exemptions, the Company shall determine which Awards or portions thereof will be subject to such exemptions.
(d)   Notwithstanding anything in the Plan or in any Award Certificate to the contrary, if any amount or benefit that would constitute Non-Exempt Deferred Compensation would otherwise be payable or distributable under this Plan or any Award Certificate by reason of a Participant’s separation from service during a period in which the Participant is a Specified Employee, then, subject to any permissible acceleration of payment by the Committee under Treas. Reg. Section 1.409A-3(j)(4)(ii) (domestic relations order), (j)(4)(iii) (conflicts of interest), or (j)(4)(vi) (payment of employment taxes): (i) the amount of such Non-Exempt Deferred Compensation that would otherwise be payable during the six-month period immediately following the Participant’s separation from service will be accumulated through and paid or provided on the first day of the seventh month following the Participant’s separation from service (or, if the Participant dies during such period, within 30 days after the Participant’s death)

(in either case, the “Required Delay Period”); and (ii) the normal payment or distribution schedule for any remaining payments or distributions will resume at the end of the Required Delay Period.
(e)   If, pursuant to an Award, a Participant is entitled to a series of installment payments, such Participant’s right to the series of installment payments shall be treated as a right to a series of separate payments and not to a single payment. For purposes of the preceding sentence, the term “series of installment payments” has the meaning provided in Treas. Reg. Section 1.409A-2(b)(2)(iii) (or any successor thereto).
(f)   Whenever an Award conditions a payment or benefit on the Participant’s execution and non-revocation of a release of claims, such release must be executed and all revocation periods shall have expired within 60 days after the date of termination of the Participant’s employment; failing which such payment or benefit shall be forfeited. If such payment or benefit is exempt from Section 409A of the Code, the Company may elect to make or commence payment at any time during such 60-day period. If such payment or benefit constitutes Non-Exempt Deferred Compensation, then, subject to subsection (d) above, (i) if such 60-day period begins and ends in a single calendar year, the Company may make or commence payment at any time during such period at its discretion, and (ii) if such 60-day period begins in one calendar year and ends in the next calendar year, the payment shall be made or commence during the second such calendar year (or any later date specified for such payment under the applicable Award), even if such signing and non-revocation of the release occur during the first such calendar year included within such 60-day period. In other words, a Participant is not permitted to influence the calendar year of payment based on the timing of signing the release.
(g)   The Company shall have the sole authority to make any accelerated distribution permissible under Treas. Reg. Section 1.409A-3(j)(4) to Participants of deferred amounts, provided that such distribution(s) meets the requirements of Treas. Reg. Section 1.409A-3(j)(4).
17.4.   UNFUNDED STATUS OF AWARDS.   The Plan is intended to be an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Certificate shall give the Participant any rights that are greater than those of a general creditor of the Company or any Affiliate. In its sole discretion, the Committee may authorize the creation of grantor trusts or other arrangements to meet the obligations created under the Plan to deliver Shares or payments in lieu of Shares or with respect to Awards. This Plan is not intended to be subject to ERISA.
17.5.   RELATIONSHIP TO OTHER BENEFITS.   No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or benefit plan of the Company or any Affiliate unless provided otherwise in such other plan. Nothing contained in the Plan will prevent the Company from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.
17.6.   EXPENSES.   The expenses of administering the Plan shall be borne by the Company and its Affiliates.
17.7.   TITLES AND HEADINGS.   The titles and headings of the Sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.
17.8.   GENDER AND NUMBER.   Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.
17.9.   FRACTIONAL SHARES.   No fractional Shares shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding up or down.

17.10.   GOVERNMENT AND OTHER REGULATIONS.
(a)   Notwithstanding any other provision of the Plan, no Participant who acquires Shares pursuant to the Plan may, during any period of time that such Participant is an affiliate of the Company (within the meaning of the rules and regulations of the Securities and Exchange Commission under the 1933 Act), sell such Shares, unless such offer and sale is made (i) pursuant to an effective registration statement under the 1933 Act, which is current and includes the Shares to be sold, or (ii) pursuant to an appropriate exemption from the registration requirement of the 1933 Act, such as that set forth in Rule 144 promulgated under the 1933 Act.
(b)   Notwithstanding any other provision of the Plan, if at any time the Committee shall determine that the registration, listing or qualification of the Shares covered by an Award upon any Exchange or under any foreign, federal, state or local law or practice, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Award or the purchase or receipt of Shares thereunder, no Shares may be purchased, delivered or received pursuant to such Award unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any condition not acceptable to the Committee. Any Participant receiving or purchasing Shares pursuant to an Award shall make such representations and agreements and furnish such information as the Committee may request to assure compliance with the foregoing or any other applicable legal requirements. The Company shall not be required to issue or deliver any certificate or certificates for Shares under the Plan prior to the Committee’s determination that all related requirements have been fulfilled. The Company shall in no event be obligated to register any securities pursuant to the 1933 Act or applicable state or foreign law or to take any other action in order to cause the issuance and delivery of such certificates to comply with any such law, regulation or requirement.
17.11.   GOVERNING LAW.   To the extent not governed by federal law, the Plan and all Award Certificates shall be construed in accordance with and governed by the laws of the State of Delaware.
17.12.   SEVERABILITY.   In the event that any provision of this Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability will not be construed as rendering any other provisions contained herein as invalid or unenforceable, and all such other provisions will be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.
17.13.   NO LIMITATIONS ON RIGHTS OF COMPANY.   The grant of any Award shall not in any way affect the right or power of the Company to make adjustments, reclassification or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets. The Plan shall not restrict the authority of the Company, for proper corporate purposes, to draft or assume awards, other than under the Plan, to or with respect to any person. If the Committee so directs, the Company may issue or transfer Shares to an Affiliate, for such lawful consideration as the Committee may specify, upon the condition or understanding that the Affiliate will transfer such Shares to a Participant in accordance with the terms of an Award granted to such Participant and specified by the Committee pursuant to the provisions of the Plan.
The foregoing is hereby acknowledged as being the Checkpoint Therapeutics, Inc. Amended and Restated 2015 Incentive Plan, which was amended and restated effective as of April 5, 2023, contingent on approval of the stockholders of the Company on June 12, 2023.
CHECKPOINT THERAPEUTICS, INC.
By:
James F. Oliviero

Its:
President & Chief Executive Officer

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) DateTO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY! ! !! ! !V14431-P93081CHECKPOINT THERAPEUTICS, INC.ATTN: GARRETT GRAY95 SAWYER ROAD, SUITE 110WALTHAM, MA 02453! ! !ForAllWithholdAllFor AllExceptFor Against Abstain! ! !To withhold authority to vote for any individualnominee(s), mark "For All Except" and write thenumber(s) of the nominee(s) on the line below.CHECKPOINT THERAPEUTICS, INC.2. The ratification of appointment of KPMG LLP as independent registered public accounting firm for the year ending December 31, 2023.3. Approval of an amendment to our Amended and Restated Certificate of Incorporation, as amended, to increase our authorized shares of common stockby 30,000,000 shares from 50,000,000 to 80,000,000.4. Approval of an amendment to our Amended and Restated 2015 Incentive Plan, as amended, to increase the shares of common stock available forissuance thereunder by 3,000,000 shares from 3,000,000 to 6,000,000.01) Michael S. Weiss02) Christian Bechon03) Scott Boilen04) Neil Herskowitz05) James F. Oliviero, III06) Lindsay A. Rosenwald, M.D.07) Barry Salzman1. Election of DirectorsNominees:The Board of Directors recommends you vote FOR thefollowing:The Board of Directors recommends you vote FOR proposals 2, 3, and 4.Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor,administrator, or other fiduciary, please give full title as such. Joint owners should each signpersonally. All holders must sign. If a corporation or partnership, please sign in full corporateor partnership name by authorized officer.NOTE: Such other business as may properly come before the meeting or any adjournment thereof.VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of informationup until 11:59 p.m. Eastern Time on June 11, 2023. Have your proxy card in hand whenyou access the web site and follow the instructions to obtain your records and to create anelectronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/CKPT2023You may attend the meeting via the Internet and vote during the meeting. Have the informationthat is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m.Eastern Time on June 11, 2023. Have your proxy card in hand when you call and then followthe instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope wehave provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way,Edgewood, NY 11717.SCAN TOVIEW MATERIALS & VOTE w

V14432-P93081Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.CHECKPOINT THERAPEUTICS, INC.Meeting Information*2023 Annual Meeting of StockholdersJune 12, 2023, 10:00 a.m., ET atwww.virtualshareholdermeeting.com/CKPT2023*The 2023 Annual Meeting of Stockholders will be held at 10:00 a.m., ET on Monday, June 12, 2023,via a live webcast only, at www.virtualshareholdermeeting.com/CKPT2023. You or your proxyholder may participate, vote and examine our stocklist at the Virtual Annual Meeting by visitingwww.virtualshareholdermeeting.com/CKPT2023 and using your 16-digit control number.CHECKPOINT THERAPEUTICS, INC.SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSANNUAL MEETING OF STOCKHOLDERSJUNE 12, 2023The undersigned stockholder of Checkpoint Therapeutics, Inc. hereby appoints James F. Oliviero, our Chief Executive Officer, and Garrett Gray, our Chief Financial Officer, with the power of substitution, as proxies to vote the shares of our common stock that the undersigned could vote if personally present at the Annual Meeting of Stockholders ofCheckpoint Therapeutics, Inc. to be held via a live webcast only at www.virtualshareholdermeeting.com/CKPT2023, on Monday, June 12, 2023, at 10:00 a.m., ET.Our Board of Directors hopes that stockholders will attend the 2023 Annual Meeting of Stockholders. Whether or not you plan to attend, you are urged to complete, date, sign and return the enclosed proxy card in the accompanying envelope. A prompt response will greatly facilitate arrangements for the Annual Meeting and your cooperation will be appreciated. Stockholders who attend the Annual Meeting may vote their stock virtually, even though they have sent in their proxy card.This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.Continued and to be signed on reverse side